UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under §240.14a-12

WILSHIRE MUTUAL FUNDS, INC.
__________________________________________________________
(Name of Registrant As Specified In Its Charter)

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WILSHIRE MUTUAL FUNDS, INC.
Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Wilshire 5000 IndexSM Fund
Wilshire International Equity Fund
Wilshire Income Opportunities Fund
WILSHIRE VARIABLE INSURANCE TRUST
Wilshire Global Allocation Fund
October 29, 2020
Dear Shareholder:
Wilshire Mutual Funds, Inc. and Wilshire Variable Insurance Trust (each a “Fund” and each series thereof a “Portfolio”) will hold a joint special meeting of shareholders (the “Meeting”) on December 10, 2020. Due to the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. In-person attendance at the Meeting will not be allowed.
At the Meeting, you will be asked to vote on the proposals described below and detailed in the enclosed Joint Proxy Statement. Your Fund’s Board recommends that you vote “FOR” each of the proposals applicable to your Fund. However, before you vote, please read the full text of the Joint Proxy Statement for an explanation of each of the proposals.
Wilshire Associates Incorporated (“Wilshire”), the investment adviser to the Portfolios, has entered into an agreement with Monica HoldCo (US), Inc. (the “Acquirer”) to acquire Wilshire, subject to satisfaction of certain conditions. The Acquirer is a newly incorporated corporation under Delaware law. Through various holding company structures, the Acquirer is controlled by CC Capital Partners, LLC and Motive Capital Management, LLC. The acquisition will cause the Portfolios’ current investment advisory agreements to terminate in accordance with applicable law. In order for each Portfolio’s operations to continue uninterrupted after the sale, we are asking the shareholders of each Portfolio to approve a new investment advisory agreement between Wilshire and each applicable Fund on behalf of its Portfolio(s). The Board has approved the new investment advisory agreements. It is important to note that your Portfolio’s advisory fee rate under its new agreement will remain the same, and the acquisition is not expected to result in any change in the current portfolio managers and/or sub-advisers of your Portfolio.
You will also be asked to elect six nominees to your Fund’s Board. The enclosed Joint Proxy Statement describes each of the nominee’s qualifications and other relevant information.
In addition, shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, each a series of Wilshire Mutual Funds, Inc., will be asked to approve the conversion of each Portfolio’s investment objective from fundamental to non-fundamental.
Shareholders of the Large Company Growth Portfolio will also be asked to approve a change to the Portfolio’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the related fundamental investment restrictions.
We encourage you to vote through the Internet or by telephone using the control number that appears on your proxy card(s) or voting instruction form(s). Your vote is very important. If you have any questions regarding the Joint Proxy Statement, please call Computershare Fund Services, the Portfolios’ proxy solicitor, at 866-436-8552. Thank you for voting promptly and your continued investment in your Portfolio.

Sincerely, /s/ Jason A. Schwarz Jason A. Schwarz President Wilshire Mutual Funds, Inc. Wilshire Variable Insurance Trust

WILSHIRE MUTUAL FUNDS, INC.
Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Wilshire 5000 IndexSM Fund
Wilshire International Equity Fund
Wilshire Income Opportunities Fund
WILSHIRE VARIABLE INSURANCE TRUST
Wilshire Global Allocation Fund
QUESTIONS AND ANSWERS
YOUR VOTE IS
VERY IMPORTANT!
While we encourage you to read the full text of the enclosed Joint Proxy Statement, here is a brief overview of the matters affecting your Portfolio, which will require your vote.
Q.     Why are you sending me this Joint Proxy Statement?
A.This Joint Proxy Statement is being furnished to you in connection with the solicitation of proxies/voting instructions by the Board of Directors of Wilshire Mutual Funds, Inc. (“WMF”) and the Board of Trustees of Wilshire Variable Insurance Trust (“WVIT” and together with WMF, the “Funds” and each a “Fund”) for voting at the virtual, special meeting of shareholders (the “Meeting”) of each Fund’s respective series, as listed above (each a “Portfolio” and collectively, the “Portfolios”), to be held at 9:00 a.m. Pacific Time, on Thursday, December 10, 2020. The Joint Proxy Statement describes the matters to be considered at the Meeting.
If you are a variable contract owner (a “Contract Owner”) who owns shares through a participating insurance company’s (a “Participating Insurance Company”) sub-account that has values allocated to the WVIT Portfolio, you are being asked to provide voting instructions to the Participating Insurance Company that issued your contract regarding each proposal involving the Portfolio. For simplicity, references to shareholders include, as applicable, Contract Owners.
If you are a shareholder of a WMF Portfolio or are a Participating Insurance Company holding shares of the WVIT Portfolio, you are receiving the Joint Proxy Statement and one or more proxy cards because you have the right to vote on these important proposals concerning your investment.

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Q.     What is being proposed at the Meeting?

A.The following 10 proposals are being considered at this Meeting; the shareholders entitled to vote on each proposal are noted in parentheses:

▪Proposals 1-2: To approve a new investment advisory agreement with Wilshire Associates Incorporated. (All WMF shareholders and all WVIT shareholders)
▪Proposals 3-4: To elect six nominees to the Funds’ Board of Directors/Trustees (All WMF shareholders and all WVIT shareholders)
▪Proposals 5-8: To approve the conversion of certain WMF Portfolios’ investment objectives from fundamental to non-fundamental. (Only shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio)
▪Proposal 9: To change Large Company Growth Portfolio’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the related fundamental investment restrictions. (Only shareholders of Large Company Growth Portfolio)
▪Proposal 10: To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. (All WMF shareholders and all WVIT shareholders)
Q.     Has the Board approved the proposals?
A.The Board has unanimously approved each proposal and recommends that you vote to approve each proposal.
Q.     Why am I being asked to vote on new investment advisory agreements?
A.Wilshire Associates Incorporated (“Wilshire”), the investment adviser to the Portfolios, has entered into an agreement with Monica HoldCo (US), Inc. (the “Acquirer”), under which the Acquirer will, subject to satisfaction of certain conditions, acquire Wilshire (the “Transaction”). The Transaction will cause the Portfolios’ current investment advisory agreements to terminate in accordance with applicable law. In order for each Portfolio’s operations to continue uninterrupted after the Transaction, we are asking the shareholders of each Portfolio to approve a new investment advisory agreement between Wilshire and the applicable Fund on behalf of the Portfolio. The Board has approved the new agreements.

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Q.     How do the new investment advisory agreements differ from my Portfolio’s current investment advisory agreement?
A.The new investment advisory agreements will be substantially similar to the current investment advisory agreements. The new investment advisory agreements will have new dates of execution, effectiveness and termination. The new investment advisory agreements also clarify the process for approving the annual renewal of the agreements. In addition, WMF’s new investment advisory agreement specifies that Wilshire’s advisory fees will be reduced by amounts indirectly paid to affiliated investment companies held by a Portfolio. The current investment advisory agreement provides that Wilshire’s advisory fees be reduced by amounts indirectly paid to all investment companies held by a Portfolio.
Q.     Will my Portfolio’s contractual advisory fee rate go up?
A.No. Your Portfolio’s contractual advisory fee rates will not change as a result of the new agreements.
Q.    Will the new agreements result in any changes in the sub-advisers, portfolio managers or investment strategies of my Portfolio?
A.No. The new agreements are not expected to result in any changes to the portfolio managers managing your Portfolio or to your Portfolio’s investment strategies.
With respect to the WMF Portfolios, it is expected that each Portfolio’s current sub-adviser(s) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) will continue to sub-advise each Portfolio for which they currently provide sub-advisory services. However, each Sub-Adviser’s agreement with Wilshire will terminate automatically upon the termination of the applicable Portfolio’s current investment advisory agreement with Wilshire. Under each Fund’s manager-of-managers structure, Wilshire may select (with the approval of the Board but without shareholder approval) one or more unaffiliated sub-advisers to manage the day-to-day investment of a Portfolio’s assets. Post-Transaction, Wilshire anticipates entering into sub-advisory agreements with the Portfolios’ current Sub-Advisers on the same terms as the currently existing sub-advisory agreements, which would become effective upon the effectiveness of the new investment advisory agreement or interim advisory agreement, as applicable (as described in additional detail in the joint proxy statement).
Q.     What happens if new investment advisory agreements are not approved for my Portfolio?
A.If shareholders of your Portfolio do not approve a new investment advisory agreement for your Portfolio, and the sale of Wilshire to the Acquirer occurs, your Portfolio’s current investment advisory agreement will terminate, and Wilshire will not be able to provide services to the Portfolio under the new advisory agreement that

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has not been approved. If this should happen, the Board of your Portfolio will implement interim advisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new advisory agreements. The Board has approved interim advisory agreements to provide for maximum flexibility for your Portfolio’s future. The terms of the interim agreements are substantially similar to those of the current investment advisory agreements except for term and escrow provisions required by applicable law and certain non-material changes.
Q.    Will there be any changes to my Fund’s service providers as a result of the Transaction?
A.No. There are not expected to be any changes to your Fund’s service providers as a result of the Transaction.
Q.    Who are being nominated to serve as Board Members?
A.There are six nominees, all of whom currently serve as Board Members of the Funds. Additional information regarding each nominee and the proposal is set forth in the enclosed Joint Proxy Statement.
Q.    Why am I being asked to approve converting Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio’s investment objectives from fundamental to non-fundamental?
A.The Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio’s current investment objectives are “fundamental,” which means they cannot be changed without shareholder approval. Shareholders of the applicable Portfolios are being asked to change the investment objective to “non-fundamental.” Changing the investment objective from “fundamental” to “non-fundamental” will give the Board additional flexibility to make changes to these Portfolios’ investment objectives that the Board deems appropriate to address changing market conditions, or other developments, while saving the Portfolios’ shareholders the cost and delay of a proxy solicitation.
If shareholders approve changing these Portfolios’ investment objectives to non-fundamental, the Board has approved a new non-fundamental investment objective for each Portfolio that will take effect as soon as practicable following the Meeting. The Board would also be permitted to make future changes to the applicable Portfolios’ investment objectives without a vote of the shareholders. Each of these Portfolios’ new investment objectives will be to “seek capital appreciation.”

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Q.    Why am I being asked to approve changing the Large Company Growth Portfolio’s diversification status?
A.The Large Company Growth Portfolio is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, the Large Company Growth Portfolio is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, the Portfolio currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, the Portfolio may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items. If shareholders approve changing the Portfolio’s sub-classification from diversified to non-diversified, the corresponding fundamental investment restrictions will be eliminated with respect to the Portfolio.
Wilshire believes that changing the Large Company Growth Portfolio’s sub-classification to non-diversified will benefit the Portfolio’s investment teams by allowing them to better implement the Portfolio’s investment strategy, while remaining compliant with the limits of the 1940 Act, and providing the ability to invest a greater percentage of the Portfolio’s assets in fewer issuers or any one issuer.
Q.    What effect will changing the Large Company Growth Portfolio’s status from “diversified” to “non-diversified” have on the Portfolio?
A.If approved, the Large Company Growth Portfolio would continue to pursue its current investment strategy. A non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. Accordingly, if the proposal is approved, the Large Company Growth Portfolio may be subject to greater risk than it is currently subject to as a diversified fund.
Q.     Will the Portfolios pay for this proxy solicitation?
A.No.  Wilshire has agreed to pay these costs. The Acquirer has agreed to bear certain of these costs under its agreement with Wilshire.
Q.    How can I vote my proxy or instruct my Participating Insurance Company to cast my vote?
A.You can vote your proxy or instruct your Participating Insurance Company to cast your vote in one of four ways:
▪By telephone (call the toll-free number listed on your Proxy Card or Voting Instruction Form)

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▪By Internet (at the website listed on your Proxy Card or Voting Instruction Form
▪By mail (using the enclosed postage prepaid envelope)
▪By attending the virtual Meeting. To attend the Meeting, you will need proof of ownership of the shares of your Portfolio, such as your Proxy Card or Voting Instruction Form (or a copy thereof) or, if your shares are held of record by an intermediary, such as a bank, broker or Participating Insurance Company, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Portfolio.
We encourage you to vote as soon as possible. Please refer to the enclosed Proxy Card or Voting Instruction Form for information on voting by telephone, Internet or mail.
Q.     Why might I receive more than one Proxy Card/Voting Instruction Form?
A.You may receive separate Voting Instruction Forms or Proxy Cards if you own shares of more than one Portfolio or have more than one variable contract or account. You should vote or complete each card received.
Q.     How can I attend the Meeting?
A.Due to the COVID-19 pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. In-person attendance at the Meeting will not be allowed. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 4:00 p.m., Pacific Time, on December 7, 2020, and provide your full name and address. You will then receive an email from Computershare containing information and instructions for participating in the Meeting.
If you hold your shares through an intermediary, such as a bank, broker or Participating Insurance Company, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Portfolio’s holdings or authority to issue voting instructions along with your name and email address to Computershare Fund Services, the Funds’ proxy solicitor. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 4:00 p.m., Pacific Time, on December 7, 2020. You will then receive an email from Computershare containing information and instructions for participating in the Meeting.

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Q.     Whom should I call if I have questions?
A.If you have questions about the proposals described in the Joint Proxy Statement or about voting procedures, please call Computershare Fund Services at 866-436-8552.

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WILSHIRE MUTUAL FUNDS, INC. (“WMF”)
Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Wilshire 5000 IndexSM Fund
Wilshire International Equity Fund
Wilshire Income Opportunities Fund
WILSHIRE VARIABLE INSURANCE TRUST (“WVIT”)
Wilshire Global Allocation Fund
NOTICE OF A JOINT SPECIAL MEETING OF
Shareholders OF WILSHIRE MUTUAL
FUNDS, INC. AND WILSHIRE VARIABLE
INSURANCE TRUST
To be held on December 10, 2020
To the Shareholders:
Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of each of the Portfolios listed above (each a “Portfolio” and collectively, the “Portfolios”) of WMF and WVIT will be held on Thursday, December 10, 2020 at 9:00 a.m., Pacific Time. Due to the COVID-19 pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. In-person attendance at the Meeting will not be allowed. The Meeting is called for the purposes of considering and voting upon the following:

Proposal #	Proposal	Affected Funds/Portfolios
Proposals 1-2	To approve a new investment advisory agreement with Wilshire Associates Incorporated.	All WMF Shareholders All WVIT Shareholders
Proposals 3-4	To elect six nominees to the Board of Directors/Trustees.	All WMF Shareholders All WVIT Shareholders
Proposals 5-8	To approve the conversion of the Portfolio’s investment objective from fundamental to non-fundamental.	Large Company Growth Portfolio Large Company Value Portfolio Small Company Growth Portfolio Small Company Value Portfolio
Proposal 9	To change the Portfolio’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the related fundamental investment restrictions.	Large Company Growth Portfolio
Proposal 10	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	All WMF Shareholders All WVIT Shareholders

The Board recommends that you vote “FOR” each Proposal.
Shareholders of record at the close of business on October 15, 2020 will be entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof.

Additional information about each Portfolio is available in the Portfolio’s prospectus, statement of additional information and annual and semiannual reports to shareholders. Each Portfolio’s most recent annual and semiannual reports have previously been provided to shareholders. Additional copies of any of these documents are available without charge upon request by writing to the Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free 1-866-591-1568. All of these documents are also filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING SCHEDULED TO BE HELD ON DECEMBER 10, 2020: The notice of special meeting of shareholders, Joint Proxy Statement and your form of voting instruction/proxy card are available at https://www.proxy-direct.com/wil-31753.

By Order of the Board of Directors/Trustees, Reena S. Lalji Secretary

October 29, 2020

WILSHIRE MUTUAL FUNDS, INC.
Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Wilshire 5000 IndexSM Fund
Wilshire International Equity Fund
Wilshire Income Opportunities Fund
WILSHIRE VARIABLE INSURANCE TRUST
Wilshire Global Allocation Fund
JOINT PROXY STATEMENT
For the Special Meeting of Shareholders
to be held on December 10, 2020
This Joint Proxy Statement is being furnished to you in connection with the solicitation of proxies/instructions by the Board of Directors of Wilshire Mutual Funds, Inc. (“WMF”) and the Board of Trustees of Wilshire Variable Insurance Trust (“WVIT” and together with WMF, the “Funds” and each a “Fund”) for voting at the Special Meeting of shareholders (the “Meeting”) of each of their respective series named above (each a “Portfolio” and collectively, the “Portfolios”) to be held at 9:00 a.m. Pacific Time, on Thursday, December 10, 2020, or such later time as may be necessary by any and all adjournments of the Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”) and as described in greater detail in this Joint Proxy Statement. Due to the COVID-19 pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. In-person attendance at the Meeting will not be allowed.
The Board of Directors of WMF and the Board of Trustees of WVIT (collectively, the “Board” and the Trustees and Directors thereof the “Board Members”) are soliciting proxies/instructions from shareholders with respect to the following proposals (the “Proposals”):

Proposal #	Proposal	Affected Funds/Portfolios
Proposals 1-2	To approve a new investment advisory agreement with Wilshire Associates Incorporated.	All WMF Shareholders All WVIT Shareholders
Proposals 3-4	To elect six nominees to the Board of Directors/Trustees.	All WMF Shareholders All WVIT Shareholders
Proposals 5-8	To approve the conversion of the Portfolio’s investment objective from fundamental to non-fundamental.	Large Company Growth Portfolio Large Company Value Portfolio Small Company Growth Portfolio Small Company Value Portfolio
Proposal 9	To change the Portfolio’s sub-classification under the Investment Company Act of 1940, as amended, (the “1940 Act”) from “diversified” to “non-diversified” and to eliminate the related fundamental investment restrictions.	Large Company Growth Portfolio
Proposal 10	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	All WMF Shareholders All WVIT Shareholders

The relevant Board unanimously recommends that affected shareholders vote “FOR” each Proposal.
The Proposals are not contingent on each other. Accordingly, one Proposal may be approved and another Proposal may not be approved.
The Board has fixed the close of business on October 15, 2020 (the “Record Date”) as the record date for the determination of shareholders of the Portfolios that are entitled to notice of and to vote at the Meeting.
The date of the first mailing of the proxy cards/voting instruction form and this Joint Proxy Statement to shareholders will be on or about October 31, 2020.
With respect to WMF, only shareholders of each Portfolio of record of at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If proxy cards have been executed, but no instructions are given, such proxies will be voted “FOR” each Proposal and “FOR” the election of each nominee for purposes of Proposal 3.
With respect to WVIT, the Wilshire Global Allocation Fund (the “Global Allocation Fund”) is available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Global Allocation Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of Global Allocation Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. A Participating Insurance Company must vote the shares of the Global Allocation Fund held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby “FOR” a Proposal and “FOR” the election of each nominee for purposes of Proposal 4. If a Participating Insurance Company does not receive voting instructions for all of the shares of the Global Allocation Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a Proposal, for, against, or abstaining, in the same proportion as the shares of which it has received instructions from Contract Owners (i.e., echo voting). As a result, a small number of Contract Owners may determine the outcome of the applicable Proposals. This Joint Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Global Allocation Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Joint Proxy Statement.
Shareholders of each Portfolio of WMF will vote together for the election of Board Members. It is important that if you are a shareholder of more than one Portfolio, you vote each proxy card you receive.
Due to the COVID-19 pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. In-person attendance at the Meeting will not be allowed. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 4:00 p.m., Pacific Time, on December 7, 2020, and provide your full name and address. You will then receive an email from Computershare containing information and instructions for participating in the Meeting.
If you hold your shares through an intermediary, such as a bank, broker or Participating Insurance Company, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Portfolio’s holdings or authority to issue voting instructions along with your name and email address to Computershare Fund Services, the Funds’ proxy solicitor. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 4:00 p.m., Pacific Time, on December 7, 2020. You will then receive an email from Computershare containing information and instructions for participating in the Meeting.
Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a Control Code that has been assigned to you, which is printed on your proxy card. This Control Code is designed to confirm your identity, provide access to the voting site and confirm that your instructions are properly recorded.
Each Fund is an open-end management investment company. WMF is organized as a corporation under the laws of the State of Maryland. WVIT is organized as a Delaware statutory trust. The principal executive offices of each Fund and each Portfolio are located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Copies of each Portfolio’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free 1-866-591-1568.
Wilshire Associates Incorporated (“Wilshire”), whose principal business address is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, serves as the investment adviser and sponsor of the Funds. Copies of certain of these documents are also available on the Funds’ website at http://advisor.wilshire.com/.
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS:
THIS JOINT PROXY STATEMENT IS AVAILABLE AT
HTTPS://WWW.PROXY-DIRECT.COM/WIL-31753.

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Table of Contents
(continued)

Administrator and Transfer Agent	37
Custodian	38
Counsel	38
Independent Registered Public Accounting Firm	38

APPENDIX A-1 – Form of Investment Advisory Agreement (Wilshire Mutual Funds, Inc.)
APPENDIX A-2 – Form of Investment Advisory Agreement (Wilshire Variable Insurance Trust)
APPENDIX B – Information About the Funds / Portfolios
APPENDIX C – Audit Committee Charter
APPENDIX D – Nominating Committee Charter

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PROPOSALS 1-2: APPROVE NEW INVESTMENT ADVISORY AGREEMENTS

Introduction

Wilshire currently serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Fund, on behalf of its Portfolio, and Wilshire (each a “Current Advisory Agreement” and, collectively, the “Current Advisory Agreements”). On September 30, 2020, Wilshire entered into an agreement (the “Transaction Agreement”) with Monica HoldCo (US), Inc. (the “Acquirer”) to acquire Wilshire, subject to certain conditions. The Acquirer is a newly incorporated corporation under Delaware law. Through various holding company structures, the Acquirer is controlled by CC Capital Partners, LLC, (“CC Capital”) and Motive Capital Management, LLC (“Motive”) (collectively, the “Buying Group”).
Consummation of the Transaction is subject to certain customary conditions, including, without limitation, (i) the receipt of approvals, or the expiration or termination of waiting periods under, certain regulatory laws or from certain regulatory authorities; and (ii) the absence of any legal prohibition which would have the effect of prohibiting, enjoining or restraining the consummation of the Transaction. Pursuant to the Transaction Agreement, Wilshire has agreed to use reasonable best efforts to obtain approval of new investment advisory agreements by the Portfolios’ shareholders; however, obtaining such approvals is not a condition of the completion of the Transaction. Although there is no assurance that the Transaction will be completed, Wilshire and the Acquirer currently expect to complete the Transaction by the end of the fourth quarter of 2020.
The date of each Portfolio’s Current Advisory Agreement and the dates on which it was last approved by shareholders and approved for continuance by the Board are provided on Appendix B to this Joint Proxy Statement.
As required by the 1940 Act, each Portfolio’s Current Advisory Agreement provides for its automatic termination in the event of an assignment. Upon the closing of the Transaction, Wilshire will be acquired by the Acquirer and, as a result, undergo a change in control. This change in control would be deemed an “assignment” of each Fund’s Current Advisory Agreement which would cause the termination of each Current Advisory Agreement. The 1940 Act requires that a new advisory agreement be approved by the board of trustees/directors and shareholders of a fund in order for it to become effective.
Shareholders of each Fund’s Portfolios are being asked to approve a new investment advisory agreement between the Fund, on behalf of its Portfolios, and Wilshire (the “New Advisory Agreement”). Approval for the New Advisory Agreement is sought so that the operation of each Portfolio can continue without interruption. If approved by shareholders of a Portfolio, the New Advisory Agreement will become effective for that Portfolio upon the later of the date of such approval or the closing of the Transaction. If the Transaction is not completed for any reason, the Current Advisory Agreements will continue in effect.

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About the Acquirer

The Acquirer is a newly incorporated corporation under Delaware law. Through various holding company structures, the Acquirer is majority owned by the Buying Group. CC Capital and Motive serve as members of the general partner of the Acquirer (the “GP”), with Motive having an 37.5% ownership interest in the GP and CC Capital (along with St. Giles Group), through a direct, wholly-owned subsidiary, have 62.5% ownership interest in the GP (with CC Capital controlling such subsidiary).

Information about the Buying Group

CC Capital. CC Capital Partners is a private investment firm based in New York, NY that was founded in late 2015 by Chinh Chu with a focus on investing in and operating high-quality businesses for the long term. The firm evaluates investments anticipating a hold-period well beyond that of a typical private equity firm and funds its investments through a variety of permanent capital sources. CC Capital frequently partners with highly-seasoned executives, managers and owners seeking to create significant value post-acquisition by bringing to bear their formidable operating expertise.
Motive. Motive Partners is a specialist private equity firm with offices in New York City and London, focusing on control-oriented growth equity and buyout investments in software and information services companies based in North America and Europe and serving five primary subsectors: Banking & Payments, Capital Markets, Data & Analytics, Investment Management and Insurance. Motive Partners brings differentiated expertise, connectivity and capabilities to create long-term value in financial technology companies.

Post-Transaction Structure and Operations

After the closing of the Transaction, Wilshire will continue to be the investment adviser to the Portfolios. The investment advisory personnel of Wilshire are not expected to change. The Acquirer and Wilshire do not anticipate any changes to the organization and structure of the Portfolios. Officers and directors of Wilshire continuing after the closing of the Transaction are expected to be supplemented by representatives of the Buying Group. Your Portfolio and its investment strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Portfolio. No Fund or Portfolio’s name will change as a result of the Transaction. Subject to election by shareholders as addressed in the Section “Proposals 3-4: Election of Board Members” below, the Current Board Members will continue to serve on the Board after the closing and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator, distributor and transfer agent of the Funds. No changes to the Funds’ existing service providers are proposed, planned or anticipated by the Acquirer and Wilshire at this time. However, there can be no assurance that any particular employee of Wilshire will choose to remain employed by Wilshire before or after the closing. While the operations of Wilshire are expected to continue with

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minimal change following the closing, Wilshire expects to benefit indirectly from the financial strength and significant information technology resources of the Acquirer and the Buying Group.
Each WMF Portfolio’s current sub-advisers’ (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) agreement with Wilshire will terminate automatically upon the termination of the Current Advisory Agreement. However, it is expected that, each Sub-Adviser will continue to sub-advise each Portfolio for which it currently provides sub-advisory services. Each Fund is authorized to use, and the WMF Portfolios currently use, a “manager-of-managers” structure pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”) to Wilshire (the “Exemptive Relief”). Under the manager-of-managers structure, Wilshire may select (with the approval of the Board but without shareholder approval) one or more unaffiliated sub-advisers to manage the day-to-day investment of a Portfolio’s assets. Wilshire monitors each sub-adviser’s performance, and periodically reports to the Board as to whether each sub-adviser’s agreement should be renewed, modified, or terminated. Wilshire can allocate and reallocate assets among the sub-advisers with allocations to any sub-adviser ranging from 0% to 100% of a Fund’s assets. Post-Transaction, both Funds will continue to be authorized to use, and the WMF Portfolios will continue to use, a manager-of-managers structure in reliance on the Exemptive Relief. Post-Transaction, Wilshire anticipates entering into sub-advisory agreements with the Sub-Advisers on the same terms as the currently existing sub-advisory agreements, which would become effective upon the effectiveness of the New Advisory Agreement or interim advisory agreement, as applicable (as described in additional detail below).

Possible Interim Advisory Agreement

If the shareholders of your Portfolio have not approved its New Advisory Agreement and the Transaction is completed, an interim advisory agreement between Wilshire and your Fund on behalf of your Portfolio (each an “Interim Advisory Agreement”) will take effect upon the closing of the Transaction. Each Fund’s Board has approved an Interim Advisory Agreement to allow Wilshire to continue providing services to each respective Portfolio while shareholder approval of a New Advisory Agreement continues to be sought. The terms of the Interim Advisory Agreements are substantially similar to those of the Current Advisory Agreement, except for the term and escrow provisions described below and certain other non-material changes. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Portfolio approve the New Advisory Agreement.
Each Fund’s Board or a “majority vote,” as that term is defined in the 1940 Act, of the outstanding voting securities of a Portfolio may terminate an Interim Advisory Agreement on 10 calendar days’ written notice to Wilshire without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Wilshire under an Interim Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of your Portfolio approve its New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under its Interim Advisory Agreement will be paid to Wilshire. If shareholders of your Portfolio do not approve the New Advisory Agreement prior to the end of

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the 150-day period, the Board of your Fund will consider what further action to take consistent with its fiduciary duties to the Portfolio, and Wilshire will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board of your Fund would either negotiate a new advisory agreement with an advisory organization selected by the Board, subject to shareholder approval, or make other appropriate arrangements.

Comparison of New Advisory Agreements with Current Advisory Agreements

The terms of the New Advisory Agreement for your Fund are substantially similar to the terms of your Fund’s Current Advisory Agreement, except for the dates of execution, effectiveness and termination. In addition, WMF’s New Advisory Agreement specifies that Wilshire’s advisory fees will be reduced by amounts indirectly paid to affiliated investment companies held by a Portfolio. WMF’s Current Advisory Agreement provides that Wilshire’s advisory fees be reduced by amounts indirectly paid to all investment companies held by a Portfolio. The New Advisory Agreements also clarify that the Agreements can be renewed in the manner required by the 1940 Act and the rules, regulations and any exemptive relief thereunder. The forms of the New Advisory Agreements are set forth in Appendix A-1 and Appendix A-2 to this Proxy Statement. You should read the New Advisory Agreements. The description in this Joint Proxy Statement of the New Advisory Agreements is only a summary.

Investment Services and Duties. Wilshire manages the investment and reinvestment of the assets of the Portfolios and continuously reviews, supervises and administers each Portfolio’s investment program. Wilshire’s duties under the Current Advisory Agreements include, as applicable, recommending to the Board one or more unaffiliated sub-advisers to provide a continuous investment program for the Portfolios or a portion of such Portfolio’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for the Portfolio or the designated portion of such Portfolio’s assets. If applicable, Wilshire also reviews, monitors and reports to the Board regarding the performance and investment procedures of each sub-adviser and assists and consults with each sub-adviser in connection with a Portfolio’s continuous investment program. In addition, to the extent a Portfolio’s assets are not being managed by a sub-adviser, Wilshire will determine what securities and other investments to purchase, retain or sell. Wilshire also maintains books and records with respect to its services under the Current Advisory Agreements and furnishes the Board with such periodic special reports as the Board may request. The New Advisory Agreements contain these same provisions.

Subject to supervision and control of the Board, WVIT’s Current Advisory Agreements require that Wilshire provide certain administrative services in connection with the investment of the Portfolios’ assets as directed by the Board from time to time. WVIT’s New Advisory Agreement contains these same provisions.

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Administrative Services and Duties. WVIT’s Current Advisory Agreement provides that Wilshire will provide to the Fund’s facilities, equipment and personnel to carry out all management services required for operation of the business and affairs of the Fund other than those services to be performed by a distributor of the Fund’s shares pursuant to a distribution agreement, those services to be performed by the Fund’s custodian pursuant to the Fund’s custodian contract, those services to be performed by the Fund’s transfer agent pursuant to the Fund’s transfer agency agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement, those services to be performed by the Fund’s administrator pursuant to an administration agreement and those services normally performed by the Fund’s counsel and auditors. WVIT’s Current Advisory Agreements also provide that Wilshire will oversee the performance of the Fund’s third party service providers, will participate in the periodic updating of the Fund’s registration statement and in the preparation of reports to shareholders and the SEC, will pay all costs and expenses of maintaining the Fund’s offices and will assist the Fund’s service providers as required to carry out the business and operations of the Funds. WVIT’s New Advisory Agreement contains these same provisions.

Fees. The contractual advisory fee rates to be paid by your Portfolio are identical under the applicable Current Advisory Agreement and the New Advisory Agreement. Wilshire is entitled to receive a fee based on each Portfolio’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Name of Portfolio	Fee Rate
Wilshire Mutual Funds, Inc.	Rate on the First $1 Billion of Portfolio Assets	Rate on Portfolio Assets in Excess of $1 Billion
Large Company Growth Portfolio	0.75%	0.65%
Large Company Value Portfolio	0.75%	0.65%
Small Company Growth Portfolio	0.85%	0.75%
Small Company Value Portfolio	0.85%	0.75%
Wilshire 5000 IndexSM Fun	0.10%	0.07%
Wilshire International Equity Fund	1.00%	0.90%
Wilshire Income Opportunities Fund	0.60%	0.60%

Wilshire Variable Insurance Trust	Rate on the First $1 Billion of Portfolio Assets	Rate on Portfolio Assets in Excess of $1 Billion
Wilshire Global Allocation Fund*	0.55%	0.45%
* Wilshire Global Allocation Fund invests in other funds, including Large Company Growth Portfolio, Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Wilshire receives directly from Wilshire Global Allocation Fund a fee based on the average daily net assets of the Portfolio that are not invested in Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund.

Wilshire represented to the Board that the Transaction will not alter any currently effective advisory fee waivers, expense waiver and reimbursement arrangements applicable to the Portfolios. The Transaction also is not expected to result in any diminution in the investment advisory services or administrative services provided to the Portfolios or any changes to the portfolio managers and/or Sub-Advisers of any Portfolio.

Expenses. Under the Current Advisory Agreements, Wilshire pays all expenses incurred by it in performing its services and duties under the agreements (including without limitation all

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compensation of any sub-advisers pursuant to its agreements with such sub-advisers). Each Fund bears all other expenses incurred in the operation of its Portfolios. The New Advisory Agreements contain the same provisions.

WVIT’s Current Advisory Agreement provides that each Portfolio shall reduce the advisory fee to be paid by such Portfolio to Wilshire by the amount of any advisory fees paid indirectly by the Portfolio to other affiliated investment companies as a result of the Portfolio’s investment in such affiliated investment companies’ securities. WVIT’s New Advisory Agreement contains the same provisions.

WMF’s Current Advisory Agreement provides that each Portfolio shall reduce the advisory fee to be paid by such Portfolio to Wilshire by the amount of any advisory fees paid indirectly by such Portfolio to other investment companies as a result of the Portfolio’s investment in such investment companies’ securities. WMF’s New Advisory Agreement specifies that Wilshire’s advisory fees will be reduced by amounts indirectly paid to affiliated investment companies held by a Portfolio and not reduced by amounts indirectly paid to other unaffiliated investment companies held by a Portfolio. Each Portfolio’s advisory fee will not increase as a result of this change.

Limitation on Liability and Indemnification. The Current Advisory Agreements and New Advisory Agreements provide that Wilshire shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or by any Portfolio in connection with the matters to which the Agreement relates, except a loss resulting from a breach of Wilshire fiduciary duty with respect to the receipt of compensation for services or a loss resulting from Wilshire’s willful misfeasance, bad faith or gross negligence (for WMF) or negligence (for WVIT) on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. The Current Advisory Agreement and New Advisory Agreement with respect to WVIT also contain a provision with respect to the indemnification of Wilshire. The Current Advisory Agreement and New Advisory Agreement with respect to WMF provide for reciprocal indemnification for Wilshire and limits Wilshire’s liability for actions of any sub-adviser.

Term and Termination. The Current Advisory Agreements and New Advisory Agreements provide that they may be terminated by a Fund at any time with respect to any Portfolio, without the payment of any penalty, by vote of a majority of the entire Board or by a vote of a majority of the outstanding voting securities of such Portfolio on 60 days’ written notice to Wilshire, or by Wilshire at any time, without payment or penalty, on 90 days’ written notice to WMF and on 60 days’ written notice to WVIT.

The New Advisory Agreements clarify that, after their initial term, such Agreements must renewed annually with respect to each Portfolio by a vote of a majority of the Board Members who are not “interested persons,” as defined in the 1940 Act (the “Independent Board Members”), of such Portfolio in the manner required by the 1940 Act and the rules, regulations and any exemptive relief thereunder and by the Board or by vote of a majority of the outstanding voting securities of such Portfolio.

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Board Considerations

At meetings on August 24, 2020, September 23, 2020 and October 7, 2020 (the “Meetings”), the Board Members discussed with Wilshire management and, at the September 23, 2020 meeting, with certain representatives of the Buying Group the Transaction and the Buying Group’s plans and intentions regarding the Funds and Wilshire’s asset management business. The Board was advised that the Transaction, if completed, would constitute a change of control under the 1940 Act that would result in the termination of the Current Advisory Agreements. As a result, the Board was requested to approve a New Advisory Agreement between each Fund, on behalf of its Portfolio(s), and Wilshire.
At its October 7, 2020 meeting, the Board, including a majority of the Independent Board Members, approved the New Advisory Agreement between each Fund, on behalf of its Portfolio(s), and Wilshire. The Board’s evaluation of the New Advisory Agreements reflected the information provided specifically in connection with its review of the New Advisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Advisory Agreements in November 2019 and at other Board meetings throughout the prior year. As part of their review process, the Independent Board Members were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Board Members received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Board Members various key aspects of the Board Members’ legal responsibilities relating to the approval of the New Advisory Agreements and advised them of the relevant legal standards.
Information Requested and Received. At the direction of the Independent Board Members, Independent Legal Counsel sent a due diligence request list to Wilshire requesting information regarding the Transaction and the New Advisory Agreements to be provided to the Board in advance of the Meetings.
In response to the request for information, the Board Members received information from Wilshire regarding the factors underlying its recommendation to approve the New Advisory Agreements. In particular, the Board Members received information from Wilshire as to each Portfolio describing: (i) any anticipated changes in the nature, extent and quality of services to be provided as a result of the Transaction; (ii) information about the financial condition of Wilshire post-Transaction and its ability to provide the contracted-for services under the New Advisory Agreements; (iii) the investment performance of the Portfolios as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”); (iv) the costs of services provided and estimated profits realized by Wilshire; (v) the extent to which economies of scale are realized as the Portfolio grows; (vi) whether any economies of scale may be shared with the Portfolios’ shareholders as a result of the Transaction; (vii) comparisons of amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (viii) fall-out benefits realized by Wilshire from its relationship with the Portfolios. The Board also requested and received information about the Buying Group and the Acquirer as well as the terms of the Transaction. The Independent Board Members also received

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a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals and with respect to the Transaction, and they were assisted in their review by Independent Legal Counsel.
Factors Considered. In connection with its deliberations regarding the New Advisory Agreements, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgment. As described below, the Board considered the nature, extent and quality of the services to be performed by Wilshire under the New Advisory Agreements and performed by Wilshire under the Current Advisory Agreements; comparative fees as provided by Wilshire; the profits realized by Wilshire; the potential for economies of scale as a result of the Transaction; and whether any fall-out benefits are being realized by Wilshire or will be realized as a result of the Transaction. The Board was advised that the Portfolios would not bear the costs of obtaining shareholder approval of the New Advisory Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction was consummated. The Board considered that the terms of the New Advisory Agreements were substantially similar to the Current Advisory Agreements and that the Board had considered and approved the renewal of the Current Advisory Agreements in November 2019. The Board also considered that the Current Advisory Agreements were the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years. The Board also took into account the various materials received from Wilshire, its discussions with management and representatives of the Buying Group and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of Wilshire or the Buying Group were present.
Recognizing that the evaluation process with respect to the services provided by Wilshire is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Portfolios and weighed the factors and standards discussed with Independent Legal Counsel.
In deciding to approve the New Advisory Agreements, the Board did not identify any single factor as all-important or controlling and each Board Member, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.
Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the New Advisory Agreements, the Board concluded that it was in the best interests of each Portfolio to approve its New Advisory Agreement.
Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services to be provided by Wilshire, the Board considered the functions currently performed by

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Wilshire, noting that Wilshire performs certain administrative functions on behalf of the Portfolios. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the key personnel performing the functions under the New Advisory Agreements and the resources made available to such personnel, including the compensation and retention plans for key executives and investment professionals. In evaluating the services provided by Wilshire, the Board took into account each WMF Portfolio’s portfolio management structure, whereby Wilshire identifies, evaluates and oversees managers it believes are “best-in-class” to act as sub-adviser(s) to the Portfolio. In evaluating the services provided by Wilshire for the Wilshire Global Allocation Fund, the Board also took into account that the Portfolio operates under a fund-of-funds structure that pursues its investment objectives by investing in underlying funds. Thus, the Board considered the capabilities and expertise of Wilshire’s personnel responsible for implementing the Portfolios’ investment strategies and considered the information provided by Wilshire regarding investment oversight and risk management processes. The Board considered Wilshire’s representation that there were no planned or expected changes to key positions or investment personnel related to the Portfolios as a result of the Transaction.
The Board considered the compliance program established by Wilshire and the level of compliance maintained for the Portfolios. In addition, the Board considered the regular reports it receives from the Portfolios’ Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered Wilshire’s representation that there were no plans to change the manner in which the Portfolios were managed, operated, marketed or distributed, nor were there any planned changes to the Portfolios’ current compliance structure as a result of the Transaction.
The Board considered Wilshire’s financial condition. The Board noted Wilshire’s statement that, while the operations of Wilshire are expected to continue with minimal change following the closing, Wilshire expects to benefit indirectly from the financial strength and significant information technology infrastructure resources of the Acquirer and the Buying Group. The Board also considered the financial support provided by Wilshire to each of Small Company Growth Portfolio, Small Company Value Portfolio, Large Company Growth Portfolio, Wilshire Income Opportunities Fund, Wilshire International Equity Fund and Wilshire Global Allocation Fund pursuant to expense limitation agreements. In this connection, the Board reviewed information regarding the firm’s business plans and the Acquirer’s proposed investment in the firm. The Board also noted Wilshire and the Acquirer’s commitment to ensuring that sufficient resources will continue to be available in the future for servicing the Portfolios.
In connection with its evaluation of the quality of services to be provided by Wilshire, the Board reviewed information on the performance of the Investment Class shares of each actively managed Portfolio—i.e., each of the Portfolios, with the exception of the Wilshire 5000 Index Fund (the “Index Fund”)—for the annualized one-, three-, five- and ten-year periods ended June  30, 2020, as applicable, in comparison to a peer group of funds determined by Wilshire based upon the Morningstar database for the same periods.

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With respect to the Index Fund, the Board took into account that, unlike the other Portfolios, its investment objective is to replicate as closely as possible the performance of an index, the Wilshire 5000 Index. In this regard, the Board noted that, in view of the distinctive investment objective of the Index Fund and the expectations of shareholders, the investment performance of the Index Fund in absolute terms was not of the relevance that normally attaches to the performance of actively managed Portfolios. Of greater relevance to the Board was the extent to which the Index Fund’s performance tracked its benchmark, and thus the Board focused its attention on the tracking error data provided by Wilshire—which was provided for the one-, three-, five- and ten-year periods ended June 30, 2020—and how the Index Fund compared to its peers in this respect. The Board noted that the Index Fund’s peer group consisted of other large cap funds (growth, blend and value) that passively replicate domestic equity benchmarks.
In general, the Board considered performance results in light of each Portfolio’s investment objective, strategies and risks, and the responsibilities of Wilshire, as disclosed in the Portfolio’s prospectus. As to Wilshire’s performance, the Board made the observations and considered the factors noted below.
Large Company Growth Portfolio
●    The Portfolio’s annualized return for each period reviewed was below its benchmark performance. Although, the Portfolio outperformed its peer group median for all periods reviewed, ranking in the third, third, second and third quintiles of its peer group for the one-, three-, five- and ten-year periods, respectively (the first quintile being the best performers and the fifth quintile being the worst performers).
Large Company Value Portfolio
●    The Portfolio’s annualized return for each period reviewed was below the Portfolio’s benchmark performance. The Portfolio underperformed its peer group median for all periods reviewed, ranking in the fourth quintile of its peer group.
Small Company Growth Portfolio
●    The Portfolio’s annualized returns for the five- and ten-year periods were above its benchmark performance, and the Portfolio underperformed its benchmark for the one- and three-year periods. The Portfolio outperformed its peer group median for the ten-year period, ranking in the second quintile of its peer group. The Portfolio underperformed its peer group median for the one-, three- and five-year periods, ranking in the third, fourth and third quintiles, respectively, of its peer group.
Small Company Value Portfolio
●    Although the Portfolio’s annualized return for each period reviewed was below its benchmark performance, the Portfolio outperformed its peer group median for the

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ten-year period, ranking in the third quintile of its peer group. The Portfolio underperformed its peer group median for the one-, three- and five-year periods, ranking in the fourth, third and third quintiles, respectively, of its peer group.
Index Fund
●    The Index Fund’s tracking error was above its peer group median—i.e., the Index Fund tracked its index less closely than the median of its peer group—for all periods reviewed, ranking in the fifth, fifth, fifth and fourth quintiles of its peer group for the one-, three-, five- and ten-year periods, respectively. The Board also noted that, although the Index Fund underperformed its index for all periods reviewed, these results were attributable primarily to the Index Fund’s expenses. The Board determined that the Index Fund tracked its index within an acceptable range.
Wilshire Income Opportunities Fund
●    The Board took into account the Portfolio’s limited operating history and considered the available performance metrics. The Portfolio outperformed its peer group median for the three-year period, ranking in the second quintile of its peer group. The Portfolio underperformed its peer group median for the one-year period, ranking in the fourth quintile of its peer group. In addition, the Portfolio’s annualized return for each period reviewed was below its benchmark performance.
Wilshire International Equity Fund
●    The Board noted that the Portfolio changed its investment mandate from a domestic large cap core fund to an international large cap fund in April 2013 and changed its benchmark to the MSCI ACW ex-U.S. Index at the same time, so annualized peer returns and performance relative to the index are not comparable for the ten-year period. Consequently, the Board focused on more recent performance metrics. The Portfolio’s performance exceeded its peer group median, ranking in the first quintile of its peer group for all periods reviewed. In addition, the Portfolio’s annualized return for each period reviewed exceeded its benchmark performance.
Wilshire Global Allocation Fund
●    The Portfolio’s performance exceeded its peer group median for all periods reviewed, ranking in the third quintile of its peer group for the one-year period and in the second quintile of its peer group for the three-, five- and ten-year periods. In addition, the Portfolio’s annualized return for each period reviewed was below its benchmark performance.

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In evaluating each Portfolio’s performance metrics, the Board took into account its discussions with management throughout the year regarding the factors that contributed to or detracted from performance, as the case may be, and considered Wilshire’s overall track record and reputation. After reviewing the foregoing and related factors, the Board concluded that (i) each Portfolio’s performance was acceptable or (ii) it was satisfied with its discussions with Wilshire relating to investment performance.
In addition, based on the foregoing, the Board concluded that Wilshire and its personnel were qualified to continue to serve the Portfolios in such capacity and that it was satisfied with the nature, extent and quality of the services provided by Wilshire to each Portfolio.
Comparative Fees. The Board compared each Portfolio’s actual management fee paid and total expense ratio for Investment Class shares to the applicable peer group of funds, as well as each Portfolio’s size relative to its peers. The Board considered that each Portfolio’s management fee would not change as a result of the Transaction and the currently applicable expense limitation arrangements would remain in effect following the closing of the Transaction. In considering the comparative fee and expense data provided by Wilshire, the Board made the following observations:
Large Company Growth Portfolio
●    Although each of the Portfolio’s total expense ratio and actual management fee paid was above the peer group median, ranking in the fourth quintile (the first quintile being the lowest and the fifth quintile being the highest), the actual management fee paid was six basis points above the peer group median, which the Board concluded was competitive. With respect to the Portfolio’s total expense ratio, the Board considered the Portfolio’s size relative to its peer group. The Board also took into account that Wilshire has entered into an expense limitation agreement with respect to the Portfolio.
Large Company Value Portfolio
●    Although each of the Portfolio’s total expense ratio and actual management fee paid was above the peer group median and the total expense ratio ranked in the fifth quintile of the Portfolio’s peer group, the actual management fee paid, which was ten basis points above the peer group median, ranked in the fourth quintile, which the Board concluded was competitive. With respect to the Portfolio’s total expense ratio, the Board considered the Portfolio’s size relative to its peer group.
Small Company Growth Portfolio
●    Although the Portfolio’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Portfolio’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Portfolio’s total expense ratio, the Board considered the Portfolio’s small size

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relative to its peer group. In addition, the Board took into account that Wilshire has entered into an expense limitation agreement with respect to the Portfolio.
Small Company Value Portfolio
●    Although the Portfolio’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Portfolio’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Portfolio’s total expense ratio, the Board considered the Portfolio’s small size relative to its peer group. In addition, the Board took into account that Wilshire has entered into an expense limitation agreement with respect to the Portfolio.
Index Fund
●    Both the Portfolio’s total expense ratio and the actual management fee paid were below the peer group median, in each case ranking in the first and second quintiles, respectively.
Wilshire Income Opportunities Fund
●    Although the Portfolio’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Portfolio’s actual management fee paid was below the peer group median and ranked in the second quintile. In addition, the Board took into account that Wilshire has entered into an expense limitation agreement with respect to the Portfolio.
Wilshire International Equity Fund
●    Each of the Portfolio’s total expense ratio and actual management fee paid was above the peer group median, each ranking in the fifth quintile of its peer group. In assessing the reasonableness of the Portfolio’s management fee, the Board took into account the Portfolio’s strong investment performance. The Board also considered that Wilshire has entered into an expense limitation agreement with respect to the Portfolio.
Wilshire Global Allocation Fund
●    Although the Portfolio’s total expense ratio was above the peer group median, ranking in the fifth quintile, the Portfolio’s actual management fee paid was below the peer group median and ranked in the first quintile of its peer group. The Board took into account the Portfolio’s fund-of-funds structure and noted that the management fee is applied to assets not invested in WMF Portfolios. The Board also considered that Wilshire has entered into an expense limitation agreement with respect to the Portfolio.
As part of its evaluation of each Portfolio’s management fee, the Board considered how such fees compared to the fund(s) with similar investment styles, to the extent applicable. The

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Board noted that, with respect to the WMF Portfolios, Wilshire had not identified any other registered investment companies that it advises pursuant to similar investment strategies. With respect to the Wilshire Global Allocation Fund, the Board noted that Wilshire sub-advises other asset allocation relationships and charges those sub-advised funds a lower fee. In this respect, the Board considered, among other things, the significant differences in the scope of services provided to the Portfolio and to such sub-advised funds. The Board concluded that the information it received demonstrated that the aggregate services provided to and specific circumstances of the Portfolio were sufficiently different from the services provided to and specific circumstances of the sub-advised funds to support the difference in fees.
Based upon all of the above, the Board concluded that the management fee for each Portfolio was reasonable.
Costs of Services Provided and Profitability to Wilshire. With respect to the costs of services provided and profitability realized by Wilshire from its relationship with the Portfolios, the Board reviewed a profitability analysis and data from Wilshire, setting forth, among other things, gross revenues received by Wilshire, expenses allocated to the Portfolios and the operating margin/profitability rate. In the course of its review of Wilshire’s profitability, the Board took into account the methods used by Wilshire to determine expenses and profit. The Board considered all of the foregoing in evaluating the costs of services provided, the profitability to Wilshire and the profitability rates presented, and it concluded that the profits realized by Wilshire were not unreasonable in comparison with the costs of providing investment advisory services to the Portfolio.
Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Portfolios as Portfolio assets grow, whether the Portfolios have appropriately benefited from any economies of scale and whether there is potential for realization of economies of scale. The Board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The Board noted Wilshire’s statements, including that since the Portfolios are not expected to be impacted as a result of the Transaction, no economies or diseconomies of scale are expected.
The Board also considered Wilshire’s statement that increased investment from the Buying Group in sales and marketing resources may have a positive impact on the Portfolios’ distribution capabilities and may provide additional opportunities for the Portfolios to grow assets in the future and lower expense ratios by spreading expenses over a larger asset base. The Board also noted the potential benefits to the Portfolios from relationships with the Buying Group.
As part of its assessment of economies of scale, the Board also considered that economies of scale may be shared through a number of means, including expense limitations, management fees set at competitive rates pre-assuming future asset growth, and/or management fee breakpoints—i.e., a tiered fee schedule based on asset size. Thus, the Board considered the size of each Portfolio and the management fee it is charged, as well as Wilshire’s agreement to limit the expenses of certain Portfolios. The Board also took into account that the advisory fee

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schedule for each Portfolio, except the Wilshire Income Opportunities Fund, included a breakpoint.
Based upon all of the above, the Board concluded that the management fee for each Portfolio reflects an appropriate recognition of any economies of scale.
Fall-Out Benefits. The Board considered Wilshire’s statement that benefits from its relationship with the Portfolios were limited to the advisory fees paid. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.
Section 15(f). The Board also considered that it is intended that the Transaction come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied: (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser of the Portfolios and (b) for a period of not less than two years after the closing, neither the Acquirer nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act) on a Portfolio as a result of the transactions contemplated by the Transaction Agreement. The Transaction Agreement provides that the Acquirer and its affiliates will act, to the extent within their control, to assure compliance with these conditions.
Interim Advisory Agreements. In the event a Portfolio’s shareholders do not approve the applicable New Advisory Agreement prior to the closing of the Transaction, at its October 7, 2020 meeting, the Board also approved an interim investment advisory agreement with Wilshire that would take effect upon the closing of the Transaction to enable Wilshire to serve as investment adviser to each Portfolio following the termination of the applicable Current Advisory Agreement and pending shareholder approval of the applicable New Advisory Agreement.
Conclusion. After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members, including the Independent Board Members, concluded that the New Advisory Agreements, including the fees payable thereunder, were fair and reasonable and that entering into the New Advisory Agreements was in the best interests of each Portfolio’s shareholders, and they voted to approve the New Advisory Agreements and to recommend that shareholders approve the New Advisory Agreements.

Section 15(f) of the 1940 Act

Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, during the three-year period immediately following the sale of such interest, at least 75% of the

15

investment company’s board of trustees or directors must not be “interested persons” of the investment adviser (or predecessor investment adviser, if applicable) within the meaning of the 1940 Act. Second, there may not be imposed an “unfair burden” on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).
Neither Wilshire or the Acquirer is aware of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” being imposed on the Funds or Portfolios. Moreover, the Acquirer has advised the Board that the Acquirer and its affiliates will act, to the extent within their control, to assure that the conditions of Section 15(f) will be met with respect to the Transaction.

Additional Information about Wilshire

Wilshire serves as the investment adviser to the Funds. Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085. Wilshire was formed in 1972 and as of September 30, 2020, Wilshire’s total assets under advisement were $1.2 trillion.
Until the closing of the Transaction, Wilshire is controlled by Dennis A. Tito. Mr. Tito’s control is based on his beneficial ownership of a majority of the outstanding shares of Wilshire. The following information includes the names, positions and principal occupations of the principal executive officers and directors of Wilshire:

Dennis A. Tito, Chief Executive Officer and Chairman of the Board of Directors
John C. Hindman, President Wilshire Associates and Vice Chairman of the Board of Directors
Reena S. Lalji, Director and General Counsel
Benkai B. Bouey, Director and Chief Compliance Officer
Joshua M. Emanuel, Director
Jason A. Schwarz, Chief Operating Officer and Director
Michael J. Wauters, Chief Financial Officer
William E. Van Eesteren, Director
Yanxing W. Ralbovsky, Director
Steven J. Foresti, Director

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With the exception of the Global Allocation Fund, Wilshire does not serve as investment adviser to any other investment companies with investment objectives similar to those of the Portfolios. Wilshire provides sub-advisory services for investment companies with an investment objective similar to that of the Global Allocation Fund.
The following information was provided by Wilshire regarding the accounts for which it acts as sub-adviser and which has an investment objective similar to that of the Global Allocation Fund:

Name	Approximate Net Assets (as of September 30, 2020)	Fee Rate (% of average daily net assets)
Touchstone Dynamic Global Allocation Fund	$81,706,574	$0 to $250 million	0.08%
		$250 million to $500 million	0.07%
		$500 million to $750 billion	0.06%
		$750 million to $1 billion	0.05%
		$1billion and up to $2 billion	0.04%
		Over $2 billion	0.03%
Ivy Wilshire Global Allocation Fund	$1,042,271,893	Up to $500 million	0.06%
		Over $500 million and up to $1 billion	0.05%
		Over $1 billion and up to $2 billion	0.04%
		Over $2 billion	0.03%

For the fiscal year ended December 31, 2019, Wilshire received the following in advisory fees after application of any currently effective advisory fee waivers, expense waiver and reimbursement arrangements:

Name of Portfolio	Total Advisory Fees Paid
Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	$1,575,678
Large Company Value Portfolio	$1,424,837
Small Company Growth Portfolio	$414,151
Small Company Value Portfolio	$384,529
Wilshire 5000 IndexSM Fund	$188,872
Wilshire International Equity Fund	$3,627,615
Wilshire Income Opportunities Fund	$1,849,599

Wilshire Variable Insurance Trust
Wilshire Global Allocation Fund	$380,124

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Required Vote

The Proposals are not contingent on each other. Accordingly, one Proposal may be approved by shareholders of one or more Portfolios and another Proposal may not be approved.
Approval of each of Proposals 1-2 requires the affirmative vote of the lesser of (i) 67% of the voting securities of the applicable Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.
The Board recommends you vote FOR each Proposal.

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PROPOSALS 3-4: ELECTION OF BOARD MEMBERS
The purpose of these Proposals (the “Proposal”) is to elect six members to the Board of Directors of WMF and the Board of Trustees of WVIT. The Board oversees the operation and management of the Funds and each of the Portfolios and meets regularly to review the business and activities of the Portfolios.
The Board is requesting that shareholders of the Portfolios vote for the full slate of nominees. Nominees receiving a plurality vote by shareholders of WMF and WVIT voting separately shall be elected.
The six (6) individuals shown below have been nominated for election to the Board of the Fund. Each of the nominees was nominated by the Funds’ Nominating Committee. The individuals named as proxies on your proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy card. All of the nominees listed below have consented to serve as Board Members, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the individuals named as proxies will vote for such other nominees as the current Board may recommend.
Each nominee currently serves as a member of each Fund’s Board. The following are the names of the nominees, their ages and principal occupations during the past five years and other board memberships. The address of each nominee is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

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Name and Age of Board Member/ Nominee As of 9/30/2020	Position(s) Held with Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios/ in Complex to be Overseen by Board Member/ Nominee	Other Directorships/ Trusteeships
Independent Board Members/Nominees
Roger A. Formisano, 71	Board Member	Since 2002	Retired; formerly Vice President, University Medical Foundation, (2006 to 2018); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	8	None
Edward Gubman, 69	Board Member	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions (2004 to 2009); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000).	8	None
Elizabeth A. Levy-Navarro, 56	Board Member	Since 2019	Corporate Advisor, Summit Strategy Advisors (since 2018); Chief Executive Officer, Orrington Strategies (2002-2017); Practice Leader and Operating Committee Member, The Cambridge Group (1993-2002).	8	None
Suanne K. Luhn, 65	Board Member	Since 2008	Retired; formerly, Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990-2006)	8	None
George J. Zock, 69	Board Member, Chairperson of the Board	Since 2006	Independent Consultant; formerly Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	8	None
Interested Board Member/ Nominee
Jason Schwarz,[2] 44	Board Member	Since 2018	Chief Operating Officer, Wilshire Associates (since 2020); President, Wilshire Funds Management (2014-2020); President, Wilshire Analytics (2017-2020); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005-2014)	8	None

1    Each Board Member serves until the next shareholder’s meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than the May 1 following his or her 75th birthday.
2    Mr. Schwarz is an interested person because of his position with the Fund’s investment adviser, Wilshire.

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Board Considerations

All of the nominees, except Ms. Levy-Navarro and Mr. Schwarz, were last elected by shareholders to WMF’s Board on April 27, 2011 and to WVIT’s Board on September 17, 2014. Ms. Levy-Navarro, an Independent Board Member, was appointed to the Board of each of WMF and WVIT effective August 1, 2019. Mr. Schwarz, an interested Board Member, was appointed to the Board of each of WMF and WVIT effective February 1, 2018.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of nominee that support the conclusion that each Board Member should serve as a Board Member in light of the Funds’ business and structure. Each Board Member also has considerable familiarity with the Funds, Wilshire and the Funds’ distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company board members as a result of his or her substantial prior service as a Board Member of the Funds. References to the qualifications, attributes and skills of Board Member are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Roger A. Formisano. Mr. Formisano has served as Board Member of the Funds since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano formerly served as Vice President of the University Medical Foundation, University of Wisconsin from 2006 to 2018. He is the Founder and Principal of R.A. Formisano & Company, LLC. He also served on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin - School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of Unity Health Insurance Company. The Board has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.
Edward Gubman, PhD. Mr. Gubman has served as a Board Member of the Funds since 2011 and chairperson of the Valuation Committee since 2012. Mr. Gubman was a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement, and he was a principal of that firm from 2004 to 2009. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001 to 2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive

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Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.
Elizabeth A. Levy-Navarro. Ms. Levy-Navarro has served as Board Member of the Funds since 2019. Ms. Levy-Navarro co-founded and was Chief Executive Officer of Orrington Strategies, a management consulting firm, helping investment management, insurance, and consumer products executives grow their businesses and brands, from 2002 to 2017. Since 2018, she has been a corporate advisor with Summit Strategy Advisors. Ms. Levy-Navarro was fiduciary for Orrington Strategies’ 401k, profit sharing, and defined benefits plans. From 1993 to 2002, Ms. Levy-Navarro served as Practice Leader and Operating Committee Member for The Cambridge Group. Ms. Levy-Navarro led her practice helping corporate executives develop and implement demand-driven business strategies. Ms. Levy-Navarro serves on two privately-held company boards. Ms. Levy-Navarro earned her MBA in finance from The Wharton School, University of Pennsylvania, and holds a BBA in marketing from University of Michigan.
Suanne K. Luhn. Ms. Luhn has served as Board Member of the Funds since 2008 and chairperson of the Investment Committee since 2015. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983 to 1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.
Jason A. Schwarz. Mr. Schwarz has served as Board Member of the Funds since 2018. He has served as President of the Funds since 2012. Mr. Schwarz also serves the Chief Operating Officer of Wilshire Associates (since 2020) and previously served as President of Wilshire Funds Management (2014-2020) and Wilshire Analytics (2017-2020) business units of Wilshire Associates and from 2005-2014 served as Managing Director of Wilshire and as Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions. Mr. Schwarz earned his AB in government from Hamilton College and holds an MBA from the Marshall School of Business, University of Southern California.
George J. Zock. Mr. Zock has served as Board Member of WMF and chairperson of the Board of WMF and WVIT since 2006. He is chairperson of the Nominating Committee.

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Mr. Zock also has served as a board member of WVIT since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

Evaluation of Potential Nominees/Diversity

The Funds’ Nominating Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Fund’s Nominating Committee Charter is attached as Appendix D to this joint proxy statement.

Leadership Structure

The Board manages the business affairs of the Funds. The Board Members establish policies and review and approve contracts and their continuance. The Board Members regularly request and/or receive reports from Wilshire, the Funds’ other service providers and the Funds’ Chief Compliance Officer (“CCO”). The Board is comprised of six Board Members, five of whom (including the chairperson) are independent Board Members. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Board Members and between the Board and the officers and service providers of the Funds and presides at meetings of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has four standing committees - an Audit Committee, a Nominating Committee, an Investment Committee and a Valuation Committee. The Audit Committee is responsible for monitoring the Portfolios; accounting policies, financial reporting and internal control system; monitoring the work of the Portfolios’ independent accountants and providing an open avenue of communication among the independent accountants, management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Funds’ Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Portfolio securities as required by the Funds’ valuation procedures. The Investment Committee monitors performance of the Portfolios and the performance of Wilshire and the Sub-Advisers. The Fund’ day-to-day operations are managed by Wilshire and other service providers. The Board and the committees meet periodically throughout the year to review the Funds’ activities, including, among others, Portfolio performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Funds’ leadership structure is appropriate given the number, size and nature of the Portfolios in the fund complex.

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Risk Oversight

Consistent with its responsibility for oversight of the Funds and their Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, Wilshire and other services providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Funds and other service providers.
The Board requires senior officers of the Funds, including the President, Treasurer and CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Funds’ internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Funds’ CCO, including separate meetings with the Independent Board Members in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Funds’ compliance program. In addition, the Investment Committee receives reports from Wilshire on the performance of the Portfolios and the Valuation Committee receives valuation reports and minutes from Wilshire’s Pricing Committee meetings. The Board also receives reports from the Funds’ primary service providers on a periodic or regular basis, including Wilshire and the Sub-Advisers to the Portfolios, if any, as well as the Funds’ custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires Wilshire to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Board and Committees

The Board of the Trust has four standing committees – an Audit Committee, a Nominating Committee, an Investment Committee and a Valuation Committee. The functions performed by each of these committees are described below. Each Board member attended 75% or more of the respective meetings of the full Board and of any committees of which he or she was a member that were held during 2019. The full Board met five times during 2019.
The Audit Committee held two meetings in 2019. The current members of the Audit Committee, all of whom are Independent Board Members, include Messrs. Formisano (chairperson), Gubman and Zock and Mses. Levy-Navarro and Luhn.

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The Nominating Committee held four meetings in 2019. The current members of the Nominating Committee, all of whom are Independent Board Members, include Messrs. Zock (chairperson), Gubman and Formisano and Mses. Levy-Navarro and Luhn. Pursuant to the Funds’ Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Funds’ Secretary for the attention of the Chairperson of the Nominating Committee.
The Investment Committee held four meetings in 2019. The current members of the Investment Committee, all of whom are Independent Board Members, include Ms. Luhn (chairperson), Messrs. Gubman, Formisano and Zock and Ms. Levy-Navarro. It is expected that Mr. Gubman will be appointed to serve as the Investment Committee chairperson in November 2020.
The Valuation Committee held four meetings in 2019. The current members of the Valuation Committee, one of whom is an interested Board Member, include Messrs. Gubman (chairperson) and Schwarz. Messrs. Formisano and Zock and Mses. Luhn and Levy-Navarro serve as alternates. It is expected that Ms. Levy-Navarro will be appointed to serve as the Valuation Committee chairperson in November 2020.

Board Members’ Holdings of Portfolio Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Board Members in each Portfolio as of September 30, 2020, as well as the aggregate dollar range in all registered investment companies overseen by the Board Member within the family of investment companies.

Dollar Range of Equity Securities in
Name of Director	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	International Equity Fund	Income Fund	Global Allocation Fund	All Portfolios Overseen by Director within Fund Complex(1)
Independent Board Members
Roger A. Formisano	None	None	None	None	None	None	None	None	None
Edward Gubman	None	None	None	None	None	None	None	None	None
Elizabeth A. Levy-Navarro	None	None	None	None	None	None	None	None	None
Suanne K. Luhn	None	None	None	None	None	$10,001 - $50,000	None	None	$10,001 - $50,000
George J. Zock	None	None	None	None	None	None	None	None	None
Interested Board Member
Jason Schwarz	None	None	None	None	None	None	None	None	None

(1)    “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers. The Fund Complex includes the Funds.
As of September 30, 2020, the Funds’ Board Members and officers did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of any class of any Portfolio.

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As of September 30, 2020, the Independent Board Members did not have any ownership of Wilshire or the Distributor.

Compensation

Effective January 1, 2020, the Funds together pay each Independent Director an annual retainer of $48,000 except for the Board and Committee chairs., pay to the Independent Board Chair an annual retainer of $72,000 and pay to each Committee Chair an annual retainer of $60,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: a Board in-person meeting fee of $6,000 for Independent Board Members and $7,000 for the Board Chair, a Board telephonic meeting fee of $3,000 for Independent Board Members and $3,500 for the Board Chair, and a Committee telephonic meeting fee of $500.
The table below sets forth the compensation paid to the Independent Board Members of the Funds for the 12 months ended December 31, 2019. The Funds do not compensate any of the officers or the interested Board Member. The Funds do not have any pension or retirement plans for the Board Members.

Board Member	Aggregate Compensation From the Funds(1)	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex(3)
Roger A. Formisano	$73,500	N/A	N/A	$73,500
Edward Gubman	$73,500	N/A	N/A	$73,500
Elizabeth A. Levy-Navarro(2)	$26,000	N/A	N/A	$26,000
Suanne K. Luhn	$73,500	N/A	N/A	$73,500
George J. Zock	$90,000	N/A	N/A	$90,000

(1)    The allocation of aggregate compensation paid from the Fund for each Director allocated to each Portfolio based upon the its ratio of average net assets for the period ended December 31, 2019. For the year ended December 31, 2019, the Portfolios paid total Board Member compensation for retainers and meeting fees in the amount of $336,500 (of this amount Large Company Growth Portfolio paid $38,260, Large Company Value Portfolio paid $33,675, the Small Company Growth Portfolio paid $10,984, Small Company Value Portfolio paid $10,200, Wilshire 5000 IndexSM Portfolio paid $32,751, International Equity Fund paid $65,794, the Income opportunities Fund paid $54,818 and the Global Allocation Fund $90,019).
(2)    Ms. Levy-Navarro joined the Board on August 1, 2019.
(3)    This is the total amount compensated to the Board Member for his or her service on the Board and the board of any other investment company in the fund complex. The Fund Complex includes WMF and WVIT.

Officers of the Fund

Officers hold office until they resign or their successors have been elected and qualified. Information about the current officers, their ages and principal occupations during the past five years, is set forth below. The address of each current officer listed below is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

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Name and Age as of 4/30/2020	Position Held with the Funds	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
Jason Schwarz, 44	President	President since 2012	Chief Operating Officer, Wilshire Associates (since 2020); President, Wilshire Funds Management (2014-2020); President, Wilshire Analytics (2017-2020); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005-2014)
Benkai Bouey, 49	Chief Compliance Officer	Since 2015	Chief Compliance Officer, Wilshire Associates Incorporated. (since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)
Reena S. Lalji, 48	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)
Nathan R. Palmer, 44	Vice President	Since 2011	Managing Director, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)
Michael Wauters, 53	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2012); Controller, Wilshire Associates Incorporated (2009 to 2012); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)
Josh Emanuel, 40	Vice President	Since 2015	Managing Director, Wilshire Associates Incorporated (since 2015); Chief Investment Officer, Wilshire Funds Management (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010-2015)
Suehyun Kim, 43	Vice President	Since 2019	Vice President, Wilshire Associates Incorporated (since 2018); Director, Cetera Financial Group (2011-2018)

Required Vote

The Proposals are not contingent on each other. Accordingly, one Proposal may be approved and another Proposal may not be approved.
Approval of Proposals 3 and 4 require a plurality vote of the shares of the applicable Fund. This means that the six nominees receiving the largest number of votes will be elected.
The Board recommends that you vote FOR the election of each Nominee.

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PROPOSALS 5-8: CHANGE INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL
Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
The Board of WMF has approved, on behalf of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio (for purposes of this section only, each a “Portfolio” and, collectively, the “Portfolios”), the conversion of each Portfolio’s investment objective from a “fundamental” investment objective to a “non-fundamental” investment objective, subject to approval by the Portfolio’s shareholders. “Fundamental” investment objectives and policies require shareholder approval to change. Changing the investment objective from “fundamental” to “non-fundamental” will give the Board additional flexibility to make changes to each Portfolio’s investment objective that it deems appropriate to address changing market conditions or other developments, while saving the Portfolio’s shareholders the cost and delay of a proxy solicitation. If shareholders of a Portfolio approve the applicable Proposal and change the Portfolio’s investment objectives from fundamental to non-fundamental, the Board will be permitted to make future changes to the Portfolio’s investment objective without a vote of the Portfolio’s shareholders.
Shareholders of each Portfolio are only being asked to approve the conversion of the Portfolio’s investment objective from fundamental to non-fundamental. If shareholders approve the Proposals, the Board has approved a new investment objective (the “New Investment Objective”) for each Portfolio that will take effect as soon as practicable following the Meeting. Wilshire recommended that the Board approve the New Investment Objectives to provide for increased investment flexibility. Wilshire has no present intention to alter current principal investment strategies or composition of any Portfolio. The current investment objectives and New Investment Objectives are shown in the table below:

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Fund Name	Current Investment Objective	New Investment Objective
Large Company Growth Portfolio
To provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap growth sub-category.
To seek capital appreciation.
Large Company Value Portfolio
To provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap value sub-category.
To seek capital appreciation.
Small Company Growth Portfolio
To provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap growth sub-category.
To seek capital appreciation.
Small Company Value Portfolio
To provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap value sub-category.
To seek capital appreciation.

Board Considerations

The Board unanimously approved the proposed change of the Portfolios’ investment objectives from fundamental to non-fundamental and, subject to shareholder approval of the change, approved the Portfolios’ New Investment Objectives. The Board considered Wilshire’s representation that it has no present intention to alter current principal investment strategies or composition of any Portfolio. It is anticipated that these Proposals, if approved, will be effective upon notification to shareholders of the changes through appropriate revisions to the Portfolios’ Prospectus and Statement of Additional Information.
If a Proposal is not approved by shareholders of the applicable Portfolio, the Portfolio will continue to operate under its current investment objective, and the Portfolio’s investment objective will remain fundamental.

Required Vote

The Proposals are not contingent on each other. Accordingly, one Proposal may be approved and another Proposal may not be approved.

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Approval of each Proposal requires the affirmative vote of the lesser of (i) 67% of the voting securities of the applicable Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.
The Board recommends that you vote FOR Proposals 5 to 8.

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PROPOSAL 9: CHANGE DIVERSIFICATION STATUS

Large Company Growth Portfolio

The Large Company Growth Portfolio (for purpose of this section only, the “Portfolio”) is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified Portfolio, the Portfolio is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, the Portfolio currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, the Portfolio may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items.
In addition, the Portfolio currently has two fundamental investment restrictions on diversification (which may only be changed with shareholder approval), which state that the Portfolio may not:
Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.
With respect to 75% of a Portfolio’s assets, hold more than 10% of the outstanding voting securities of any single issuer.
If shareholders approve changing the Portfolio’s sub-classification from diversified to non-diversified, the corresponding fundamental investment restrictions will be eliminated with respect to the Portfolio.
If the Proposal is approved by shareholders, the Portfolio will no longer be subject to the diversification limitation set forth in Section 5(b)(1) of the 1940 Act or the Portfolio’s current fundamental investment restrictions on diversification. Although the Portfolio would no longer be subject to the 1940 Act diversification restrictions, if shareholders approve the Proposal, the Portfolio will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Portfolio operates as a “regulated investment company.” As such, the Portfolio must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of its total assets at the close of each quarter of its taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Portfolio has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. The Portfolio also must invest no more than 25% of the value of its total assets in securities (other than U.S. government

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securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Portfolio controls and is engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of the Portfolio’s taxable year. These federal tax diversification requirements may change in the future without shareholder approval.
The Portfolio was sub-classified as a diversified fund at inception. Wilshire believes that changing the Portfolio’s sub-classification to non-diversified will benefit the Portfolio’s investment teams by allowing them to better implement the Portfolio’s investment strategy, while remaining compliant with the limits of the 1940 Act, and providing the ability to invest a greater percentage of the Portfolio’s assets in fewer issuers or any one issuer.
However, shareholders should note that if the change in the Portfolio’s sub-classification to “non-diversified” is approved, the Portfolio’s risk profile may increase. This is because the investment return on a non-diversified fund typically is more dependent upon the performance of the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. In addition, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”). As a result, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems during a period of high volatility. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund. Accordingly, if the Proposal is approved, the Portfolio may be subject to greater risk than it is currently subject to as a diversified fund.
If the proposal is approved, Wilshire expects that, within a reasonable time after the Meeting, certain of the Portfolio’s Sub-Advisers will increase their position in certain issuers and/or invest in a smaller number of issuers than the Portfolio does currently.

Board Considerations

The Board considered the recommendations of Wilshire to change the Portfolio’s sub-classification under the 1940 Act to non-diversified companies and to eliminate the Portfolio’s related fundamental investment restrictions. The Board considered all relevant factors, including the potential impact of the Proposal on the Portfolio and its risk profile. Following its consideration of these matters, the Board unanimously approved the proposed change in the Portfolio’s sub-classification to “non-diversified” and the elimination of the Portfolio’s related fundamental investment restrictions. It is anticipated that this Proposal, if approved, will be effective upon notification to shareholders of the changes through appropriate revisions to the Portfolio’s Prospectus and Statement of Additional Information.

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If the Proposal is not approved by shareholders of the Portfolio, the Portfolio will continue to operate as a diversified fund, as defined under the 1940 Act, and the Portfolio’s related fundamental investment restrictions on diversification will remain in effect.

Required Vote
Approval of this Proposal requires the affirmative vote of the lesser of (i) 67% of the voting securities of the Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.
The Board recommends that you vote FOR Proposal 9.

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ADDITIONAL INFORMATION

Cost and Solicitation of Proxies

The cost of preparing, printing and mailing this Joint Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation will be paid by Wilshire. The Acquirer has agreed to bear certain of these costs under the Transaction Agreement. The total estimated costs associated with preparing, printing and mailing this Joint Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation for all Proposals, are expected to be $456,000.
In addition to solicitation by mail, certain officers and representatives of the Funds, officers, employees or agents of Wilshire, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by other means. Computershare Fund Services will provide shareholder meeting services and assist in soliciting and tracking votes. The cost for such services is currently estimated to be approximately $151,000 (which is reflected in the overall expenses noted in the preceding paragraph). The agreement with Computershare provides for indemnification of Computershare in certain circumstances, includes typical representations and warranties, sets forth service level standards and requires Computershare to keep certain information confidential.

Proposals of Shareholders

Each Fund is not required to hold annual shareholders meetings. To facilitate shareholder communications with the Board, absent unusual circumstances, at least one Board Member will attend each shareholders meeting. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next meeting of shareholders cannot be provided. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the shareholders must be received by the applicable Fund a reasonable period of time prior to any such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

Each Fund’s Board is not aware of any matters that will be presented at the Meeting other than the matters set forth in this Joint Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund/Portfolio.

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Quorum

The Funds’ governing documents provide that the presence at the Meeting, in person or by proxy, of the holders of one-third (33⅓) of the shares of a Portfolio or a Fund entitled to vote constitutes a quorum of the Portfolio or the Fund as a whole, respectively.
In the absence of a quorum, the affirmative vote of the holders of more than 50% of the shares present, in person or by proxy, will be sufficient for adjournment.

Required Vote

The Proposals are not contingent on each other. Accordingly, one Proposal or portion thereof may be approved and another Proposal may not be approved.
Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Meeting. Each share of each Portfolio is entitled to one vote on each matter applicable to the Portfolio submitted to a vote of the shareholders at the Meeting, with fractional shares voting proportionally.
Approval of each of Proposals 1-2 and 5-9 requires the affirmative vote of the lesser of (i) 67% of the voting securities of the applicable Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.
Approval of Proposals 3 and 4 require a plurality vote of the shares of the applicable Fund. This means that the six nominees receiving the largest number of votes will be elected.
With respect to WMF, each valid proxy card will be voted in accordance with the instructions on the proxy card and as the persons named in the proxy card determine on such other business as may come before the Meeting. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting telephonically. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. If proxy cards have been executed, but no instructions are given, such proxies will be voted “FOR” each Proposal and “FOR” the election of each nominee for purposes of Proposal 3.
With respect to WVIT, each valid voting instruction received in time for the Meeting will be voted in accordance with the instructions on the voting instructions as the persons named in the voting instruction form/proxy card determine on such other business as may come before the Meeting. For Proposal 2, in the absence of specification, the shares will be voted FOR the Proposal. For Proposal 4, if no designation is given, the shares will be voted FOR the election of the individuals who have been nominated as Board Members. Interests of Contract Owners from

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whom no voting instructions are received will be voted in proportion to the instructions that are timely received. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting telephonically. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners may revoke a voting instruction form by properly executing a later-dated voting instruction form that is received prior to the Meeting. If a Participating Insurance Company does not receive voting instructions for all of the shares of the Global Allocation Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a Proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting). As a result, a small number of Contract Owners may determine the outcome of the Proposals included herein.
The Global Allocation Fund holds a significant percentage of the outstanding voting shares of certain Portfolios of WMF. As of the Record Date, the Global Allocation Fund owned the following percentages of the aggregate shares of the following Portfolios:

Name of Portfolio	Percentage of Shares Outstanding
Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	30.34%
Large Company Value Portfolio	49.38%
Small Company Growth Portfolio	24.31%
Small Company Value Portfolio	28.34%
Wilshire International Equity Fund	49.63%
Wilshire Income Opportunities Fund	42.24%

With respect to Proposal 1 (approval of the New Advisory Agreement between Wilshire and WMF, on behalf of the WMF Portfolios), Wilshire, as the investment adviser to the Global Allocation Fund, intends to vote shares of the WMF Portfolios held by the Global Allocation Fund in the same proportion as the shares voted by the other shareholders of the Global Allocation Fund with respect to Proposal 2 (approval of the New Investment Advisory Agreement between Wilshire and WVIT, on behalf of the Wilshire Global Allocation Fund). Wilshire intends to vote shares held by the Global Allocation Fund “For” each other applicable Proposal.

Abstentions and Broker Non-Votes

In tallying votes, abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. For Proposals 1-2 and 5-9, abstentions will have the effect of being counted as votes against the Proposal. For Proposals 3-4, abstentions will have no effect.

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With respect to WMF, broker non-votes will be treated the same as abstentions.
With respect to WVIT, shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Shareholder Communications

The Funds’ Board provides a process for shareholders to communicate with the Board as a whole and/or each of the Board Members individually. Shareholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the applicable Fund. Correspondence addressed to the Board will be forwarded to each Board Member, and correspondence addressed to a particular Board Member will be forwarded to that Board Member.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Joint Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate Proxy Cards. If you would like to receive a separate copy of the Joint Proxy Statement, please call 1-866-436-8552. If you currently receive multiple copies of Joint Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, write to the applicable Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call toll free 1-866-591-1568.

Investment Adviser

Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401-1085, serves as the investment adviser of the Funds.

Distributor

Compass Distributors LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Funds’ distributor.

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC, 615 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds’ administrator and Funds’ transfer agent and dividend disbursing agent.

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Custodian

U.S. Bank, National Association, an affiliate of Fund Services, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the assets of the Funds. Under the Custody Agreement, U.S. Bank, National Association maintains the Funds’ securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.

Counsel

Vedder Price P.C., located at 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Funds and the Independent Board Members.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Funds’ Independent Registered Public Accounting Firm. Cohen & Company, Ltd. performed the annual audit of the financial statements of the Funds and provided services related to SEC filings throughout the year. It is not expected that representatives of Cohen will be present at the Meeting. In the event representatives of Cohen do attend the Meeting, they will have the opportunity to respond to appropriate shareholder questions and to make a statement if desired.
Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen for the audit of the Funds’ annual financial statements, or services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements for those fiscal years were $129,500 for 2019 and $112,500 for 2018 for WMF and $18,000 for 2019 and $23,500 for 2018 for WVIT.
Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that were reasonably related to the performance of the annual audit of the Funds’ financial statements and were not reported under “Audit Fees” above were $ 17,508 for 2019 and $0 for 2018 for WMF and $6,492 for 2019 and $0 for 2018 for WVIT.
Tax Fees. The aggregate fees billed to the Fund in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, tax planning and tax training were $29,000 for 2019 and $29,000 for 2018 for WMF and $4,000 for 2019 and $13,000 for 2018 for WVIT.
All Other Fees. There were no other fees billed during the last two fiscal years for products or services provided by Cohen to the Funds, other than the services reported above.

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Audit Committee Pre-Approval Policies and Procedures. Pursuant to the Audit Committee Charter, the Audit Committee is responsible for pre-approving all auditing services and permissible non-audit services to be provided to the Funds by Cohen, including the fees and other compensation to be paid to Cohen to provide non-audit services to the Funds’ investment adviser or any affiliate of the Funds’ investment adviser, if the engagement relates directly to the operations and financial reporting of the Funds, provided that the amount of such services constitutes no more than 5% of the total amount of revenues paid to Cohen by each Fund, Wilshire and any affiliate of Wilshire that provides ongoing services to the Fund that would have to be pre-approved by the Committee pursuant to the Charter. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
Pre-approval for a permitted non-audit service is not required if: (1) the aggregate amount of all non-audit services is not more than 5% of the total revenues paid by each Fund to Cohen in that fiscal year; (2) such services were not recognized by the Funds to be non-audit services and; (3) such non-audit services were brought to the attention of the Committee and approved prior to completion.
Non-Audit Fees. For the fiscal years ended December 31, 2019 and December 31, 2018, Wilshire and its affiliates did not pay any non-audit fees for services rendered by Cohen to Wilshire (and any other controlling entity).
* * *
Additional information about each Portfolio is available in the Portfolio’s prospectus, statement of additional information and annual and semiannual reports to shareholders. Each Portfolio’s most recent annual and semiannual reports have previously been provided to shareholders. Additional copies of any of these documents are available without charge upon request by writing to the Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free 1-866-591-1568. All of these documents are also filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING SCHEDULED TO BE HELD ON DECEMBER 10, 2020: The notice of special meeting of shareholders, Joint Proxy Statement and your form of voting instruction/proxy card are available at https://www.proxy-direct.com/wil-31753.

By Order of the Board of Directors/Trustees, Reena S. Lalji Secretary

October 29, 2020

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Appendix A-1

FORM OF INVESTMENT ADVISORY AGREEMENT
This Investment Advisory Agreement (the “Agreement”) is made as of [•], 2020 between WILSHIRE MUTUAL FUNDS, INC., a Maryland corporation (herein called the “Company”) and WILSHIRE ASSOCIATES INCORPORATED, a California corporation (herein called the “Advisor”).
WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Company wishes to retain the Advisor under this Agreement to render investment advisory services to the portfolios of the Company known as the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 Index Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (the “Initial Funds”), together with any other Company portfolios which may be established later and served by the Advisor hereunder, being herein referred to collectively as the “Funds” and each individually as a “Fund”), and Advisor wishes to render such services;
NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:
1.Appointment of Advisor.
(a)The Company hereby appoints the Advisor as the investment adviser of each Fund on the terms and for the period set forth in this Agreement and the Advisor hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided. The Advisor may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services to the Company under applicable law and are under common control with the Advisor provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Advisor.
(b)In the event that the Company establishes one or more portfolios other than the Initial Funds with respect to which it desires to retain the Advisor to render investment advisory services hereunder, it shall notify the Advisor in writing. If the Advisor is willing to render such services, it shall notify the Company in writing whereupon such portfolio or portfolios shall become a Fund or Funds hereunder.
2.Investment Services and Duties. The Advisor may recommend to the Board of Directors one or more investment advisers who may or may not be affiliated with the Advisor (herein referred to collectively as the “Sub-Advisors” and each individually as a “Sub-Advisor”) to provide a continuous investment program for each Fund or a portion thereof

A-1

designated from time to time by the Advisor, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or designated portion thereof. The compensation of each Sub-Advisor shall be paid by the Advisor and no obligation may be incurred on any Fund’s behalf in any such respect. Upon approval of a Sub-Advisor by the Board of Directors, and subject to any applicable requirement of shareholder approval, the Advisor may enter into an agreement with such Sub-Advisor, in a form approved by the Board of Directors, for the provision of such services, subject to the supervision of the Board of Directors and the Advisor.
(a)The Advisor shall review, monitor and report to the Board of Directors regarding the performance and investment procedures of each Sub-Advisor and shall assist and consult with each Sub-Advisor in connection with the continuous investment program of the Fund or portion thereof served by such Sub-Advisor. The Advisor shall provide its services under this Section 2 in accordance with the Funds’ investment objectives, policies and restrictions as stated in the Funds’ then current registration statement and resolutions of the Company’s Board of Directors of which written notice has been provided to the Advisor.
(b)Subject to direction from the Board or the Advisor, each Sub-Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to each Fund or portion thereof served by such Sub-Advisor. Each Sub-Advisor shall vote all proxies with respect to such securities and other investments. The Company acknowledges and agrees that, subject to the provisions of paragraph (A) hereof, the Advisor shall not be responsible for any such determinations by any Sub-Advisor. Each Sub-Advisor shall provide services to each Fund or portion thereof served by such Sub-Advisor in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s then current registration statement and resolutions of the Company’s Board of Directors of which written notice has been provided to the Advisor and such Sub-Advisor.
(c)Subject to direction from the Board or the Advisor, each Sub-Advisor shall select brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund or portion thereof managed by such Sub-Advisor. In making such selection, each Sub-Advisor shall use its best efforts to obtain best execution, which includes most favorable net results and execution of such Sub-Advisor’s orders, taking into account all appropriate factors, including, but not limited to, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that no Sub-Advisor will be deemed to have acted unlawfully, or to have breached a fiduciary duty to any Fund or in respect of Fund assets, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged, if such Sub-Advisor determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Advisor’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

A-2

Each Sub-Advisor is authorized to consider for investment by each Fund or portion thereof managed by such Sub-Advisor securities that may also be appropriate for other funds and/or clients serviced by such Sub-Advisor. To assure fair treatment of each such Fund and all other clients of a Sub-Advisor in situations in which the Fund and one or more other clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions shall be allocated among the Fund and other clients in a manner deemed equitable by the Sub-Advisor.
Notwithstanding the previous paragraphs, to the extent directed by management of the Company in writing, the Advisor shall direct one or more of the Sub-Advisors to execute purchases and sales of portfolio securities for any Fund or portion thereof served by such Sub-Advisor through brokers or dealers designated by management of the Fund to Advisor for the purpose of providing direct benefits to the Fund, provided that such Sub-Advisor determines that such brokers or dealers will provide reasonable execution in view of such other benefits. The Company understands that the brokerage commissions or transaction costs in such transactions may be higher, and that a Fund may receive less favorable prices, than those which any such Sub-Advisor could obtain from another broker or dealer, in order to obtain such benefits for such Fund.
(d)Subject to direction from the Board, with respect to any assets of a Fund not being managed by a Sub-Advisor, the Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to such assets. The Advisor shall vote all proxies with respect to such securities and other investments not managed by a Sub-Advisor. The Advisor shall have the same authority as a Sub-Advisor in accordance with Paragraph (C).
(e)The Advisor shall maintain books and records with respect to its services hereunder and furnish the Company’s Board of Directors such periodic and special reports as the Board may reasonably request. The Company acknowledges and agrees that the Sub-Advisors will be responsible for maintenance of books and records with respect to the securities transactions of the Funds managed by them.
3.Compliance With Governing Instruments and Laws. In performing its duties as Advisor for the Funds, the Advisor shall act in conformity with the Company’s Articles of Incorporation, Bylaws, prospectuses and statements of additional information, and the instructions and directions of the Board of Directors of the Company of which written notice has been provided to the Advisor. In addition, the Advisor shall, with respect to assets not managed by a Sub-Advisor, conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Securities and Exchange Commission (“Commission”), the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, and all other applicable federal or state laws and regulations.
4.Services Not Exclusive. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The services furnished by the Advisor

A-3

hereunder are not deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.
5.Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it in connection with its services hereunder by Rule 31a-1 under the 1940 Act.
6.Expenses Assumed as Advisor. Except as otherwise stated in this Agreement, the Advisor shall pay all expenses incurred by it in performing its services and duties hereunder as Advisor (including without limitation all compensation of Sub-Advisors to the Funds pursuant to its agreements with such Sub-Advisors). The Company shall bear all other expenses incurred in the operation of the Funds, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Advisor or any Sub-Advisor or any of their affiliates, the Commission fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs of preparing and printing prospectuses and statements of additional information or any supplements or amendments thereto necessary for the continued effective registration of the Funds’ shares (“Shares”) under federal or state securities laws, costs of printing and distributing any prospectus, statement of additional information, supplement or amendment thereto for existing shareholders of the Funds, costs of shareholders’ reports and meetings, and any extraordinary expenses. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.
7.Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Advisor a fee, computed daily and payable monthly, at the annual rate as set forth in the attached fee schedule based on the average daily net assets of each Fund determined as set forth in the current prospectus and statement of additional information of the Company with respect to the Fund as amended from time to time. Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund. The Company shall reduce the advisory fee to be paid by each Fund to the Advisor by the amount of any advisory fees paid indirectly by such Fund to other affiliated investment companies as a result of the Fund’s investment in such affiliated investment companies’ securities.
8.Affiliated Broker. The Advisor or an affiliated person of the Advisor may act as broker for the Funds or any portion thereof in connection with the purchase or sale of securities or other investments for the Funds or any portion thereof, subject to: (a) the requirement that the

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Advisor or Sub-Advisor seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended; (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of the law. Such brokerage services are not within the scope of duties obligated to be performed by the Advisor under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Company’s Board of Directors of which written notice has been provided to the Advisor, the Advisor or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Funds for such services in addition to the Advisor’s fees for services under this Agreement.
9.Limitations of Liability; Indemnification.
(a)The Advisor shall exercise its best judgment in rendering the services to be provided to the Funds hereunder. However, the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of the Advisor’s fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the Advisor’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Advisor, who may be or become an officer, director, employee or agent of the Company, shall be deemed when rendering services to the Company or to any Fund, or acting on any business of the Company or of any Fund (other than services or business in connection with the Advisor’s duties as Advisor hereunder or under any other agreement with the Company), to be rendering such services to or acting solely for the Company or Fund and not as an officer, director, employee or agent or one under the control or direction of the Advisor even though paid by the Advisor.
(b)The Company shall indemnify and hold harmless the Advisor from and against all liabilities, damages, costs and expenses that the Advisor may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Advisor with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Company and the Funds; provided, however, that the Advisor will not be entitled to indemnification with respect to any liability to the Company or its shareholders by reason of the Advisor’s breach of fiduciary duty with respect to the receipt of compensation for services or the willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or by reason of the Advisor’s reckless disregard of its obligations and duties under this Agreement.
(c)Subject to paragraph (B), the Company shall also indemnify and hold harmless the Advisor to the extent the Advisor may be required to indemnify any Sub-Advisor pursuant to the terms of any sub-advisory agreement. Further, except as set forth in paragraph (A), the Advisor shall not be liable for any act or omission of any Sub-Adviser.
(d)The Advisor shall indemnify and hold harmless the Company from and against all liabilities, damages, costs and expenses that the Company may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action

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actually taken or omitted to be taken by the Advisor with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Company, to the extent such liability, damage, cost or expense results from the Advisor’s breach of fiduciary duty with respect to the receipt of compensation for services or the willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or from the Advisor’s reckless disregard of its obligations and duties under this Agreement.
10.Duration or Termination. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until [December 31, 2021]. Thereafter, this Agreement will be extended with respect to each Fund for successive one-year periods ending on [December 31] of each year provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company’s Board of Directors who are not interested persons of any party to this Agreement, in the manner required by the 1940 Act and the rules, regulations and any exemptive relief thereunder, and (b) by the Company’s Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. This Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice to the Advisor, or by the Advisor at any time, without payment of penalty, on 90 days’ written notice to the Company. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms have in the 1940 Act.
11.Representations and Warranties.
(a)The Company represents and warrants to the Advisor that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of Maryland and is duly qualified to conduct its business in the State of Maryland and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-1A under the Securities Act of 1933, as amended, on behalf of the Funds is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Funds being offered for sale; (iv) it is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform this Agreement; and (v) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.
(b)The Advisor represents and warrants to the Company that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered investment adviser under the Investment Advisers Act of 1940, as amended; (iii) it is empowered under applicable laws and by its Articles of

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Incorporation and Bylaws to enter into and perform this Agreement; and (iv) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.
12.Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.
13.Names. The Fund recognizes that from time to time directors, officers and employees of the Advisor may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Wilshire” as part of their name, and that the Advisor or its affiliates may enter into investment advisory or other agreements with such other entities. If the Advisor ceases to act as the Fund’s investment adviser, the Fund agrees to take all necessary action to change the name of the Fund as soon as practicable, and in no event longer than nine months, after receipt of a request from the Advisor to do so, to a name not including “Wilshire” in any form or combination of words.
14.Notices. Notices of any kind to be given to the Company hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Company at the following:
Wilshire Mutual Funds, Inc.
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401
Attention: _______________________
With a copy to:
Renee M. Hardt, Esq.
Vedder Price P.C.
222 North LaSalle Street, 26th Floor
Chicago, Illinois 60601
or at such other address or to such individual as shall be so specified by the Company to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at:

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Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, California 90401
Attention: _______________________
or at such other address or to the attention of such other individual as shall be so specified by the Advisor to the Company.
15.Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes any prior agreement with respect to such subject matter, and may be amended only by written consent of both parties, subject to any applicable requirement of shareholder approval. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by California law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

WILSHIRE MUTUAL FUNDS, INC. By: Name: Title:
Attest: Name: Title:
WILSHIRE ASSOCIATES INCORPORATED By: Name: Title:
Attest: Name: Title:

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FEE SCHEDULE
The Company shall pay Advisor, with respect to each Fund each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Fund, at the following annual rate:

	Rate on First $1 Billion	Rate After $1 Billion
Wilshire 5000 Index Fund	0.10%	0.07%
Large Company Growth Portfolio	0.75%	0.65%
Large Company Value Portfolio	0.75%	0.65%
Small Company Growth Portfolio	0.85%	0.75%
Small Company Value Portfolio	0.85%	0.75%
Wilshire International Equity Fund	1.00%	0.90%
Wilshire Income Opportunities Fund	0.60%	0.60%

Advisor’s fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Fund will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

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Appendix A-2

FORM OF INVESTMENT ADVISORY AGREEMENT
This Investment Advisory Agreement (the “Agreement”) is made as of the ___ day of ________, 2020, between WILSHIRE VARIABLE INSURANCE TRUST, a Delaware statutory trust (herein called the “Company”), and WILSHIRE ASSOCIATES INCORPORATED, a California corporation (herein called the “Advisor”).
WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Company wishes to retain the Advisor under this Agreement to render investment advisory services to the portfolio of the Company known as the Wilshire Global Allocation Fund (the “Initial Fund(s)”, together with any other Company portfolios which may be established later and served by the Advisor hereunder, being herein referred to collectively as the “Funds” and each individually as a “Fund”), and Advisor wishes to render such services;
NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:
1.Appointment of Advisor.
(a)The Company hereby appoints the Advisor as the investment adviser of each Fund on the terms and for the period set forth in this Agreement and the Advisor hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided. The Advisor may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services to the Company under applicable law and are under common control with the Advisor provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Advisor.
(b)In the event that the Company establishes one or more portfolios other than the Initial Fund(s) with respect to which it desires to retain the Advisor to render investment advisory services hereunder, it shall notify the Advisor in writing. If the Advisor is willing to render such services, it shall notify the Company in writing whereupon such portfolio or portfolios shall become a Fund or Funds hereunder.
2.Investment Services and Duties. The Advisor shall recommend to the Board of Trustees one or more investment advisers who are not affiliated with the Advisor (herein referred to collectively as the “Sub-Advisors” and each individually as a “Sub-Advisor) to provide a continuous investment program for each Fund or a portion thereof designated from time to time by the Advisor, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or designated portion thereof. Upon approval of a Sub-Advisor by the Board of Trustees, the Advisor shall enter into an agreement with such

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Sub-Advisor, in a form approved by the Board of Trustees, for the provision of such services, subject to the supervision of the Board of Trustees and the Advisor.
(a)The Advisor shall review, monitor and report to the Board of Trustees regarding the performance and investment procedures of each Sub-Advisor and shall assist and consult with each Sub-Advisor in connection with the Fund’s continuous investment program. The Advisor shall provide its services under this Section 2 in accordance with the Funds’ investment objectives, policies and restrictions as stated in the Funds’ then current registration statement and resolutions of the Company’s Board of Trustees.
The Advisor shall also review, monitor and report to the Board of Trustees regarding each Sub-Advisor’s compliance with Fund policies and legal requirements as directed by the Board of Trustees from time to time.
(b)Each Sub-Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof served by such Sub-Advisor. The Company acknowledges and agrees that, subject to the provisions of paragraph (A) hereof, the Advisor shall not be responsible for any such determinations by any Sub-Advisor. Each Sub-Advisor shall provide services to the Funds in accordance with the Funds’ investment objectives, policies and restrictions as stated in the Funds’ then current registration statement and resolutions of the Company’s Board of Trustees.
(c)Each Sub-Advisor shall select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund or portion thereof managed by such Sub-Advisor. In making such selection, each Sub-Advisor shall use its best efforts to obtain best execution, which includes most favorable net results and execution of such Sub-Advisor’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that no Sub-Advisor will be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of Fund assets, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged, if such Sub-Advisor determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Advisor’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.
Each Sub-Advisor is authorized to consider for investment by the Fund or portion thereof managed by such Sub-Advisor securities that may also be appropriate for other funds and/or clients serviced by such Sub-Advisor. To assure fair treatment of the Funds and all other clients of a Sub-Advisor in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions shall be allocated among the Fund and other clients in a manner deemed equitable by the Sub-Advisor.

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Notwithstanding the previous paragraphs, to the extent directed by management of the Fund in writing, the Advisor shall direct one or more of the Sub-Advisors to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to Advisor for the purpose of providing direct benefits to the Fund, provided that such Sub-Advisor determines that such brokers or dealers will provide reasonable execution in view of such other benefits. The Fund understands that the brokerage commissions or transaction costs in such transactions may be higher, and that the Fund may receive less favorable prices, than those which any such Sub-Advisor could obtain from another broker or dealer, in order to obtain such benefits for the Fund. The Advisor is responsible for overseeing any such directed brokerage arrangements.
(d)With respect to any assets of a Fund that are not being managed by a Sub-Advisor, the Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof not served by such Sub-Advisor. The Advisor shall provide services to the Funds in accordance with the Funds’ investment objectives, policies and restrictions as stated in the Funds’ then current registration statement and resolutions of the Company’s Board of Trustees. This shall be subject to paragraph (C) hereof in the same manner as a Sub-Advisor.
(e)The Advisor shall maintain books and records with respect to its services hereunder and furnish the Company’s Board of Trustees such periodic special reports as the Board may request. The Company acknowledges and agrees that the Sub-Advisors will be responsible for maintenance of books and records with respect to the securities transactions of the Funds.
(f)Subject to the supervision and control of the Company’s Board of Trustees, the Advisor shall provide certain administrative services in connection with the investment of Company assets, as directed by the Board of Trustees from time to time.
3.Administrative Services and Duties. Subject to the supervision and control of the Company’s Board of Trustees, the Advisor shall provide to the Company facilities, equipment and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by a distributor of the Funds’ shares pursuant to an Underwriting Agreement, those services to be performed by the Funds’ custodian pursuant to the Company’s Custodian Contract, those services to be performed by the Funds’ transfer agent pursuant to the Company’s Transfer Agency Agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement, those administrative services to be performed by the Funds’ administrator pursuant to an administration agreement and those services normally performed by the Company’s counsel and auditors.
(a)The Advisor’s oversight responsibilities shall include overseeing the performance of the Funds’ third-party service providers, including, but not limited to, the custodian, transfer agent, distributor and administrator.

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(b)The Advisor shall participate in the periodic updating of the Funds’ prospectuses and statements of additional information and in the preparation of reports to the Funds’ shareholders and the Securities and Exchange Commission (the “Commission”), including but not limited to annual reports and semi-annual reports, notices pursuant to Rule 24f-2 and proxy materials pertaining to the Funds.
(c)The Advisor shall pay all costs and expenses of maintaining the offices of the Company, wherever located.
(d)The Advisor shall assist the custodian, transfer agent, distributor, administrator, counsel and auditors as required to carry out the business and operations of the Funds.
4.Compliance with Governing Instruments and Laws. In performing its duties as Advisor for the Funds, the Advisor shall act in conformity with the Company’s Declaration of Trust, By-Laws, prospectuses and statements of additional information, and the instructions and directions of the Board of Trustees of the Company. In addition, the Advisor shall conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Commission, the requirements of subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (with respect to assets not managed by a Sub-Advisor), and all other applicable federal or state laws and regulations.
5.Services Not Exclusive. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The services furnished by the Advisor hereunder are not deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.
6.Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it in connection with its services hereunder by Rule 31a-1 under the 1940 Act.
7.Expenses Assumed as Advisor. Except as otherwise stated in this Agreement, the Advisor shall pay all expenses incurred by it in performing its services and duties hereunder as Advisor (including without limitation all compensation of Sub-Advisors to the Funds pursuant to its agreements with such Sub-Advisors). The Company shall bear all other expenses incurred in the operation of the Funds, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of trustees who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Advisor or any Sub-Advisor or any of their affiliates, Commission fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining trust existence,

A-14

costs of preparing and printing prospectuses or any supplements or amendments thereto necessary for the continued effective registration of the Funds’ shares (“Shares”) under federal or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders of the Funds, costs of shareholders’ reports and meetings, and any extraordinary expenses. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.
8.Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Advisor a fee, computed daily and payable monthly, at the annual rate as set forth in the attached fee schedule based on the average daily net assets of each Fund determined as set forth in the current prospectus and statement of additional information of the Company with respect to the Fund as amended from time to time. Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund. The Company shall reduce the advisory fee to be paid by the Initial Fund to the Advisor by the amount of any advisory fees paid indirectly by such Fund to other affiliated investment companies as a result of the Fund’s investment in such affiliated investment companies’ securities.
9.Affiliated Broker. The Advisor or an affiliated person of the Advisor may act as broker for the Funds or any portion thereof in connection with the purchase or sale of securities or other investments for the Funds or any portion thereof, subject to: (a) the requirement that the Advisor seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Company’s Board of Trustees, the Advisor or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Funds for such services in addition to the Advisor’s fees for services under this Agreement.
10.Confidentiality. The Advisor shall treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present shareholders or those persons or entities who respond to the Distributor’s inquiries concerning investment in the Company, as applicable, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Advisor from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation

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may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries with respect to the Funds.
11.Limitations of Liability; Indemnification.
(a)The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of the Advisor’s fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the Advisor’s willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Advisor, who may be or become an officer, director, employee or agent of the Company, shall be deemed when rendering services to the Company or to any Fund, or acting on any business of the Company or of any Fund (other than services or business in connection with the Advisor’s duties as Advisor hereunder or under any other agreement with the Company), to be rendering such services to or acting solely for the Company or Fund and not as an officer, director, employee or agent or one under the control or direction of the Advisor even though paid by the Advisor.
(b)The Company shall indemnify and hold harmless the Advisor from and against all liabilities, damages, costs and expenses that the Advisor may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Advisor with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Company and the Funds; provided, however, that the Advisor will not be entitled to indemnification with respect to any liability to the Company or its shareholders by reason of the Advisor’s breach of fiduciary duty with respect to the receipt of compensation for services or the willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or by reason of the Advisor’s reckless disregard of its obligations and duties under this Agreement.
(c)The Advisor acknowledges and agrees that the Declaration of Trust of the Company provides that the Trustees of the Company and the officers of the Company executing this Agreement on behalf of the Company shall not be personally bound hereby or liable hereunder, nor shall resort be had to their private property or the private property of the shareholders of the Company for the satisfaction of any claim or obligation under this Agreement.
12.Duration or Termination. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until [December 31, 2021]. Thereafter, this Agreement will be extended with respect to each Fund for successive one-year periods ending on [December 31st] of each year provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company’s Board of Trustees who are not interested persons of any party to this Agreement in the manner required by the 1940 Act and the rules, regulations and any exemptive relief thereunder, and (b) by the Company’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. This Agreement may be terminated by the Company

A-16

at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Company or by a vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice to the Advisor, or by the Advisor at any time, without payment of penalty, on 60 days’ written notice to the Company. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms have in the 1940 Act.
13.Representations and Warranties.
(a)The Company represents and warrants to the Advisor that: (i) it is a statutory trust duly organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to conduct its business in the State of Delaware and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-1A under the Securities Act of 1933, as amended, on behalf of the Funds is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Funds being offered for sale; (iv) it is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement; and (v) all requisite trust proceedings have been taken to authorize it to enter into and perform this Agreement.
(b)The Advisor represents and warrants to the Company that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered investment adviser under the Advisers Act; (iii) it is empowered under applicable laws to enter into and perform this Agreement; and (iv) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.
14.Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.
15.Names. The name “Wilshire Variable Insurance Trust” refers to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a

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Declaration of Trust dated November 7, 1996, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Company. The trustees, officers, employees and agents of the Company shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Company made by the trustees or by any officer, employee or agent of the Company, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder. All persons dealing with any series or class of shares of the Company may enforce claims against the Company only against the assets belonging to such series or class.
16.Notices. Notices of any kind to be given to the Company hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Company at the following:
With a copy to:

Renee M. Hardt, Esq.
Vedder Price P.C.
222 North LaSalle Street, 26th Floor
Chicago, Illinois 60601
or at such other address or to such individual as shall be so specified by the Company to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at:
Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, California 90401
Attention: _________________________
or at such other address or to the attention of such other individual as shall be so specified by the Advisor to the Company.
17.Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 11 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

WILSHIRE MUTUAL FUNDS, INC. By: Name: Title:
Attest: Name: Title:
WILSHIRE ASSOCIATES INCORPORATED By: Name: Title:
Attest: Name: Title:

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FEE SCHEDULE
The Company shall pay Advisor, with respect to each Fund each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Fund, at the following annual rate:

	ON THE FIRST BILLION	ON THE BALANCE
WILSHIRE GLOBAL ALLOCATION FUND	0.55% OF NET ASSETS	0.45% OF NET ASSETS

Advisor’s fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Fund will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

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Appendix B

INFORMATION ABOUT THE FUNDS / PORTFOLIOS
Outstanding Shares
The table below lists the number of shares of each Portfolio of each Fund that were outstanding at the close of business on the Record Date.

Name of Portfolio	Total Number of Shares Outstanding	# of Votes Class is Entitled
Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio
Investment Class Shares	1,484,203.943	1,484,203.943
Institutional Class Shares	3,382,072.894	3,382,072.894

Large Company Value Portfolio
Investment Class Shares	285,403.809	285,403.809
Institutional Class Shares	9,861,879.871	9,861,879.871

Small Company Growth Portfolio
Investment Class Shares	322,814.796	322,814.796
Institutional Class Shares	1,036,833.618	1,036,833.618

Small Company Value Portfolio
Investment Class Shares	238,550.819	238,550.819
Institutional Class Shares	1,595,721.429	1,595,721.429

Wilshire 5000 IndexSM Fund
Investment Class Shares	6,430,264.032	6,430,264.032
Institutional Class Shares	1,686,117.117	1,686,117.117

Wilshire International Equity Fund
Investment Class Shares	190,050.646	190,050.646
Institutional Class Shares	25,092,294.471	25,092,294.471

Wilshire Income Opportunities Fund
Investment Class Shares	193,911.986	193,911.986
Institutional Class Shares	28,398,285.479	28,398,285.479

Wilshire Variable Insurance Trust
Wilshire Global Allocation Fund	25,007,552.845	25,007,552.845

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Dates Relating to Current Advisory Agreements

Name of Portfolio	Date of Current Advisory Agreement	Date Current Advisory Agreement Last Approved by Shareholders	Date Current Advisory Agreement Last Approved for Continuance by the Board
Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio	April 1, 2002, as amended through February 23, 2016	Approved by initial shareholder prior to commencement of operations	November 5, 2019
Large Company Value Portfolio	April 1, 2002, as amended through February 23, 2016	Approved by initial shareholder prior to commencement of operations	November 5, 2019
Small Company Growth Portfolio	April 1, 2002, as amended through February 23, 2016	Approved by initial shareholder prior to commencement of operations	November 5, 2019
Small Company Value Portfolio	April 1, 2002, as amended through February 23, 2016	Approved by initial shareholder prior to commencement of operations	November 5, 2019
Wilshire 5000 IndexSM Fund	April 1, 2002, as amended through February 23, 2016	Approved by initial shareholder prior to commencement of operations	November 5, 2019
Wilshire International Equity Fund	November 9, 2007, as amended through February 23, 2016	Approved by initial shareholder prior to commencement of operations	November 5, 2019
Wilshire Income Opportunities Fund	February 23, 2016	Approved by initial shareholder prior to commencement of operations	November 5, 2019
Wilshire Variable Insurance Trust
Wilshire Global Allocation Fund	March 1, 1999, as amended through September 30, 2004	September 17, 2014	November 5, 2019

Control Persons and Principal Holders of Portfolio Shares
Listed below are the names and addresses of those shareholders who owned of record or beneficially 5% or more of the outstanding shares of each class of a Portfolio as of October 15, 2020. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control a Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

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Portfolio/Class	Shareholder	Percentage Owned
Wilshire Mutual Funds, Inc.
Large Company Growth Portfolio
Investment Class Shares	CHARLES SCHWAB & CO ATTN MUTUAL FUNDS REINVEST ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	68.41%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	11.31%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.01%
Institutional Class Shares	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	43.66%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	19.85%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	15.84%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	8.75%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.30%
Large Company Value Portfolio
Investment Class Shares	CHARLES SCHWAB & CO MUTUAL FUNDS DEPT REINVEST ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	25.72%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	14.80%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	11.85%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.57%

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	GLORIA BRINKMAN JUNGE TRUST GLORIA BRINKMAN JUNGE U/A DTD 09/30/06 350 N PILOT KNOB RD GALENA IL 61036-9127	6.60%
	MSSB FBO BRUCE E JANUARY & HODA SADIGHI JT TEN 5100 SAN FELIPE ST UNIT 174E HOUSTON TX 77056-3686	6.56%
	JONATHAN C GAFFNEY 150 POWERS RD BINGHAMTON NY 13903-6504	5.27%
Institutional Class Shares	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	50.81%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	19.37%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	10.94%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	9.03%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.19%
Small Company Growth Portfolio
Investment Class Shares	CHARLES SCHWAB & CO ATTN MUTUAL FUNDS REINVEST ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	30.05%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	10.72%
	STEVEN S ANDREWS 1020 NE 90TH ST SEATTLE WA 98115-3025	9.82%
	PATRICK B MORAN 8585 VIA MALLORCA UNIT 34 LA JOLLA CA 92037-2592	8.85%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.41%

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	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.90%
Institutional Class Shares	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	31.88%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	25.62%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	18.75%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	11.42%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.83%
Small Company Value Portfolio
Investment Class Shares	CHARLES SCHWAB & CO MUTUAL FUNDS DEPT REINVEST ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	60.39%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	8.10%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.73%
	LORI J SION CUST RACHEL K SION 17 BRAMPTON LN GREAT NECK NY 11023-1303	5.04%
Institutional Class Shares	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	32.57%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	25.37%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	15.69%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	13.00%

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	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.31%
Wilshire 5000 IndexSM Fund
Investment Class Shares	CHARLES SCHWAB & CO ATTN MUTUAL FUNDS REINVEST ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	38.16%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	17.43%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	11.80%
	WELLS FARGO CLEARING SERVICES LLC 1 N JEFFERSON AVE MSC MO3970 SAINT LOUIS MO 63103-2254	8.54%
Institutional Class Shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	69.86%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	10.36%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.25%
Wilshire Income Opportunities Fund
Investment Class Shares	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	36.29%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	34.07%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	26.64%
Institutional Class Shares	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	42.53%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	23.66%

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	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	12.30%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	9.85%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.93%
Wilshire International Equity Fund
Investment Class Shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	38.87%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	26.34%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	24.64%
Institutional Class Shares	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	50.00%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	18.94%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	13.40%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	8.03%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.90%
Wilshire Variable Insurance Trust
Wilshire Global Allocation Fund	HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN KRIS CERVELLONE 1 HORACE MANN PLZ SPRINGFIELD IL 62715-0002	99.50%

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Appendix C

WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE VARIABLE INSURANCE TRUST

AUDIT COMMITTEE CHARTER
I.PURPOSE
This Charter governs the operations of the Audit Committee. The Audit Committee is a committee of the Board of the Fund. Its primary function is to assist the Board in fulfilling certain of its oversight responsibilities to Fund shareholders. It is also intended to serve as the Fund’s “qualified legal compliance committee” (“QLCC”).
The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting, internal control systems, as well as the work of the Fund’s registered independent public accounting firm (the “independent auditors”). The Audit Committee also serves to maintain free and open communication among the independent auditors, Fund management, and the Board.
●    Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, and internal controls.
●    The independent auditors have the primary responsibility to plan and implement a proper audit, with consideration given to internal controls, accounting and reporting practices.
The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.
Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.
II.COMPOSITION
The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940 and he or she does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

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The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.
Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Fund.
The members of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote.
III.MEETINGS
The Audit Committee shall meet twice annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee. As part of its job to foster open communication, the Audit Committee shall meet at least annually with senior Fund management responsible for accounting and financial reporting and for the internal control function, and with the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.
The Audit Committee shall maintain minutes of committee meetings; report its significant activities to the Board, and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.
IV.RESPONSIBILITIES AND DUTIES
To fulfill its responsibilities and duties as the Audit Committee, the Audit Committee shall:
A.Charter
1.Review this Charter at least annually, and recommend changes, if any, to the Board.
B.Internal Controls
1.Review annually with Fund management and the independent auditors:
(a)the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting;
(b)their separate evaluation of the adequacy of the Fund’s system of internal controls, including the timely reporting of any significant

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deficiencies or material weaknesses in the design or operation of the Fund’s “internal control over financial reporting”;
(c)their assessment of the Fund’s accounting service agent, custodian and transfer agent and their assessment of the SSAE 16 report for each entity; and
(d)any significant findings related to the Fund’s systems for accounting, reporting and internal controls, in the form of written observations and recommendations, and Fund management’s written response.
2.Review annually with Fund management and the independent auditors, policies for valuation of Fund portfolio securities and the frequency and magnitude of pricing errors.
3.Inquire of Fund management and the independent auditors about significant risks or exposures and assess the steps taken by Fund management to minimize such risks to the Fund.
4.Review annually with Fund management their oversight process of the Fund’s accounting service agent, custodian and transfer agent.
C.Independent Auditors
1.Approve, and recommend to the Board, the selection, retention or termination of the independent auditors, considering independence, performance, effectiveness and any other factors the Audit Committee considers relevant, and approve the fees and other compensation to be paid to the independent auditors. The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors and the independent auditors shall report directly to the Audit Committee.
2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.1
•The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000. All such
1 Pre-approval of non-audit services for the Fund is not required, if: (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

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delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.
3.Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any entity controlling, controlled by, or under common control with the Adviser (“control affiliate”) providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.2
•The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.
4.On an annual basis, request, receive in writing and review the independent auditors’ specific representations as to their independence, including identification of all significant relationships the independent auditors have with the Fund, the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors’ independence required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X), and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.
5.On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.
6.Review the management letter, if any, prepared by the independent auditors and Fund management’s response.
D.Financial Reporting Processes
1.Review with Fund management and the independent auditors the Fund’s audited financial statements.
2 Pre-approval of non-audit services for the Adviser (or any control affiliate of the Adviser providing ongoing services to the Fund) is not required, if: (a) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any control affiliate of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

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2.Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by PCAOB Standards, including:
•the independent auditors’ judgments about the quality, and not just the acceptability, of the Fund’s accounting principles as applied in its financial reporting;
•the process used by Fund management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;
•all significant adjustments arising from the audit, whether or not recorded by the Fund;
•when the independent auditors are aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;
•any disagreement with Fund management regarding accounting or reporting matters;
•serious difficulties encountered in dealing with Fund management that relate to the performance of the audit;
•significant deficiencies in the design or operation of internal controls;
•the independent auditors’ responsibility for other information in documents containing audited financial statements, and procedures performed, and the results;
•the initial selection of and changes in significant accounting policies or their application, including methods used to account for significant unusual transactions and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; and
•the potential effect on the financial statements of any significant risks and exposures.
Confirm receipt from the independent auditors of all communications required by current professional standards.
3.The independent auditors shall report annually, and if the communication is not within 90 days prior to the filing of the Fund’s annual financial statements with the

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SEC, provide an update, in the 90 day period prior to filing, of any changes to the previously reported information, to the Audit Committee:
(a)all critical accounting policies and practices to be used;
(b)all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;
(c)other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and
(d)all non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.
4.Review with the independent auditors any fraud or illegal acts involving Fund management and fraud that causes a material misstatement of the financial statements, coming to the independent auditors’ attention during the course of the audit.
5.Review annually with Fund management and the independent auditors, the Fund’s “disclosure controls and procedures” as defined in Rule 30a-3(c) under the Investment Company Act of 1940.
6.Review annually with Fund management and the independent auditors the Fund’s “internal control over financial reporting” as defined in Rule 30a-3(d) under the Investment Company Act of 1940.
7.Review with Fund management a report by Fund management covering any Form N-CSR filed, and each filing of a certification under the Sarbanes-Oxley Act of 2002, along with the results of Fund management’s most recent evaluation of the Fund’s “disclosure controls and procedures” and “internal control over financial reporting.”
8.Ask Fund management, the Fund’s accounting service agent and the independent auditors to review significant changes to elected tax accounting policies (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes and review any material accounting, tax, valuation or recordkeeping issues that may affect the Fund, its financial statements or the amount of its dividends or distributions (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

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E.    Process Improvements
Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.
V.Qualified Legal Compliance Committee
The Audit Committee shall serve as the Fund’s QLCC within the meaning of the rules of the Securities and Exchange Commission codified in Part 205 in Title 17 of the Code of Federal Regulations. To fulfill its responsibilities and duties as the QLCC, the Audit Committee shall:
A.Receipt, Retention and Consideration of Reports
1.Adopt written procedures for the confidential receipt, retention and consideration of any reports of evidence of a material violation of any federal or state securities laws, a material breach of a fiduciary duty arising under any federal or state laws or a similar material violation of any federal or state law by the Fund or any of its officers, board members, employees or agents (a “Report of Material Violation”).
2.Consider, on a confidential basis, the appropriate treatment of a Report of Material Violation.
B.Investigation of Reports of Material Violation
1.Upon receipt of a Report of Material Violation, the Audit Committee shall:
(a)Inform the Fund’s President of the report, unless the Audit Committee determines such notification would be futile;
(b)Determine whether an investigation is necessary.
2.If after considering the Report of a Material Violation, the Audit Committee determines an investigation is necessary or appropriate, it shall:
(a)Notify the full Board of the Fund;
(b)Initiate an investigation, which may be conducted by the Audit Committee, by counsel, by the Fund’s Chief Compliance Officer or by another party authorized by the Audit Committee; and
(c)Retain such additional experts or personnel as the Audit Committee deems necessary.

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C.Making Recommendations for Adoption of Appropriate Response
At the conclusion of any such investigation, the Audit Committee shall:
1.Recommend that the Fund implement an appropriate response to evidence of a material violation, which may include:
(a)A finding that no material violation has occurred, is ongoing or is about to occur;
(b)The adoption of appropriate remedial measures, including appropriate steps or sanctions to stop any material violations that are ongoing, to prevent any material violation that has yet to occur and to remedy or otherwise appropriately address any material violation that has already occurred and to minimize the likelihood of its recurrence; or
(c)A report, after the retention or direction of counsel to review the reported evidence of a material violation that either (i) the Fund has substantially implemented any remedial recommendations made by such counsel after a reasonable investigation and evaluation of the reported evidence or (ii) the Fund may, consistent with a conclusion not in conflict with such counsel’s professional obligations, assert a colorable defense on behalf of the Fund, its officers, directors, employees or agents, in an investigation or judicial or administrative proceeding relating to the reported evidence of a material violation.
2.Inform the President and the Board of the Fund of the results of any such investigation and the appropriate remedial measures to be adopted.
D.Authority to Notify the SEC
The Audit Committee shall take all other action that it deems appropriate, including notifying the Securities and Exchange Commission, in the event that the Fund fails in any material respect to implement an appropriate response that the Audit Committee, as the QLCC, has recommended the Fund take.
E.Reporting to the Board of the Fund
The Audit Committee shall report periodically to the Board. This report will include a review of the Reports of Material Violation received, the investigation conducted, conclusions reached and responses recommended by the Audit Committee acting as the QLCC and other matters that the Audit Committee acting as the QLCC deems appropriate or, as requested by the Board of the Fund.

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F.Procedures
The Audit Committee acting as the QLCC may act only by majority vote.
VI.OTHER POWERS
A.To carry out its responsibilities, the Audit Committee shall have direct access to Fund personnel responsible for the Fund’s accounting and financial reporting and for the Fund’s internal control systems.
B.The Audit Committee may investigate any other matter brought to its attention within the scope of its duties, with full access to all books and records of the Fund and the power to retain special legal, accounting or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.
C.The Audit Committee may perform any other activities consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, By-Laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.
Adopted by Wilshire Mutual Funds, Inc.: December 15, 2005, as amended on November 30, 2007, February 22, 2008 and February 26, 2010, November 20, 2013 and November 19, 2014
Adopted by Wilshire Variable Insurance Trust: October 23, 2002, as amended on August 7, 2003, October 4, 2004, February 25, 2005, February 24, 2006, November 30, 2007, February 22, 2008 and February 26, 2010, November 20, 2013 and November 19, 2014

C-9

Appendix D

WILSHIRE VARIABLE INSURANCE TRUST
WILSHIRE MUTUAL FUNDS, INC.
NOMINATING COMMITTEE CHARTER
I.PURPOSE
The Nominating Committee is a committee of the Board of the Fund. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines and Procedures.
II.COMPOSITION
The Nominating Committee shall be comprised of two or more board members as determined by the Board, each of whom shall be an independent board member and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating Committee. For purposes of the Nominating Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.
The members of the Nominating Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Nominating Committee may designate a Chair by majority vote.
III.MEETINGS
The Nominating Committee shall meet annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating Committee upon reasonable notice to the other members of the Nominating Committee.
IV.RESPONSIBILITIES AND DUTIES
To fulfill its responsibilities and duties the Nominating Committee shall:
A.Board Nominations and Functions
1.Identify and recommend individuals to serve as board members of the Fund. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:
•The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

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•Candidates should exhibit stature commensurate with the responsibility of representing shareholders.
•Candidates should commit to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.
•Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.
1.Evaluate candidates for nomination to serve as board members. Candidates may be recommended by shareholders, by other board members or by the Fund’s investment adviser. If the Board is seeking a candidate to fill a specific need, the Committee shall seek to determine whether the candidate possess the skills and background to fulfill such need. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary for the attention of the Chair of the Nominating Committee.
2.Review the Board Governance Guidelines and Procedures, as appropriate, and recommend changes, if any, to the Board.
3.Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.
4.Periodically review Independent Board Member compensation and recommend any appropriate changes to the Board.
B.Committee Nominations and Functions
1.Identify and recommend individuals for membership on all committees and review committee assignments at least annually.
2.Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.
C.Other Powers and Responsibilities
1.Review board members and officers and errors and omissions insurance coverage for adequacy.

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2.Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.
3.Perform any other activities consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, By-Laws and governing law, as the Nominating Committee or the Board deems necessary or appropriate.
4.Report its significant activities to the Board.
Adopted by Wilshire Variable Insurance Trust: July 29, 2004, as amended February 24, 2006, June 1, 2007 and December 4, 2009
Adopted by Wilshire Mutual Funds, Inc.: February 24, 2006, as amended June 1, 2007 and December 4, 2009

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WILSHIRE MUTUAL FUNDS, INC (“WMF”)
PROXY CARD FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 10, 2020

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WMF. The undersigned shareholder of the Portfolio(s) each a series of the WMF hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders, revoking previous proxies, hereby appoints Jason Schwarz and Michael Wauters or either of them as proxies for the undersigned, with full power of substitution in each of them, to vote all shares of the Portfolio(s) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders as fully as the undersigned would be entitled to vote if personally present. The Joint Special Meeting will be held on December 10, 2020, at 9:00 a.m. Pacific Time. Due to the COVID-19 pandemic, the Joint Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast The undersigned, by completing this Proxy Card, does hereby authorize the named proxies to exercise their discretion in voting upon such other business as may properly come before the Joint Special Meeting or any adjournments or postponements thereof.

Please refer to the Joint Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. In-person attendance at the Joint Special Meeting will not be allowed.

The shares of the Portfolio(s) represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PORTFOLIOS    PORTFOLIOS                PORTFOLIOS
Large Company Growth Portfolio    Large Company Value Portfolio    Small Company Growth Portfolio
Small Company Value Portfolio    Wilshire 5000 IndexSM Fund    Wilshire International Equity Fund
Wilshire Income Opportunities Fund

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A.A Proposals    The Board of Directors recommends that you vote “FOR” each of the proposals applicable to your Portfolio(s).

1.To approve a new investment advisory agreement with Wilshire Associates Incorporated.
    FOR AGAINST ABSTAIN     FOR AGAINST ABSTAIN
01 Large Company Growth Portfolio    ☐    ☐    ☐    02 Large Company Value Portfolio    ☐    ☐    ☐
03 Small Company Growth Portfolio    ☐    ☐    ☐    04 Small Company Value Portfolio    ☐    ☐    ☐
05 Wilshire 5000 IndexSM Fund    ☐    ☐    ☐    06 Wilshire International Equity Fund    ☐    ☐    ☐
07 Wilshire Income Opportunities Fund    ☐    ☐    ☐

3. To elect six nominees to the Board of Directors:
    01. Roger A. Formisano    02. Edward Gubman    03. Elizabeth A. Levy-Navarro            FOR WITHHOLD FOR ALL
    04. Suanne K. Luhn    05. Jason Schwarz    06. George J. Zock            ALL ALL EXCEPT
                        ☐    ☐    ☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided

5.    To approve the conversion of the Large Company Growth Portfolio’s investment objective from fundamental to non-fundamental.

    FOR AGAINST ABSTAIN
Large Company Growth Portfolio    ☐    ☐    ☐

6.    To approve the conversion of the Large Company Value Portfolio’s investment objective from fundamental to non-fundamental.

    FOR AGAINST ABSTAIN
Large Company Value Portfolio    ☐    ☐    ☐

7.    To approve the conversion of the Small Company Growth Portfolio’s investment objective from fundamental to non-fundamental.

    FOR AGAINST ABSTAIN
Small Company Growth Portfolio    ☐    ☐    ☐

8.    To approve the conversion of the Small Company Value Portfolio’s investment objective from fundamental to non-fundamental.

    FOR AGAINST ABSTAIN
Small Company Value Portfolio    ☐    ☐    ☐

9.    To change Large Company Growth Portfolio’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the related fundamental investment restrictions.

    FOR AGAINST ABSTAIN
Large Company Growth Portfolio    ☐    ☐    ☐

10.    To transact such other business as may properly come before the Joint Special Meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders to Be Held on December 10, 2020.
The Joint Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/wil-31753

BB Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below    Signature 1 ─ Please keep signature within the box    Signature 2 ─ Please keep signature within the box

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xxxxxxxxxxxxxx WMF 31753 M xxxxxxxx